Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2016

Boston Properties, Inc.

First Quarter 2016

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Guidance and Assumptions	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Income Statements	9
Funds From Operations	10
Reconciliation to Diluted Funds From Operations	11
Funds Available for Distribution and Interest Coverage Ratios	12
Capital Structure	13
Debt Analysis	14-16
Unconsolidated Joint Ventures	17-18
Consolidated Joint Ventures	19-20
Portfolio Overview	21
In-Service Property Listing	22-24
Occupancy by Location	25
Top 20 Tenants and Tenant Diversification	26
Lease Expiration Roll Out	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
San Francisco Lease Expiration Roll Out	32-33
Washington, DC Lease Expiration Roll Out	34-35
CBD/Suburban Lease Expiration Roll Out	36-37
Hotel and Residential Performance	38
Same Property Performance	39
Reconciliation to Same Property Performance and Net Income	40-41
Leasing Activity	42
Capital Expenditures, Tenant Improvements and Leasing Commissions	43
Acquisitions/Dispositions	44
Value Creation Pipeline—Construction in Progress	45
Value Creation Pipeline—Land Parcels and Purchase Options	46
Definitions	47-49

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: Rendering of The Hub on Causeway, Boston, MA)

Boston Properties, Inc.

First Quarter 2016

COMPANY PROFILE

The Company

Boston Properties, Inc. (“Boston Properties” or the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four markets: Boston, New York, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, five retail properties, four residential properties (including two properties under construction) and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 35 individuals averages 30 years of real estate experience and 18 years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Senior Executive Vice President; and Michael E. LaBelle, Executive Vice President, Chief Financial Officer and Treasurer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other executive officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of 11 distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on carefully targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities - currently Boston, New York, San Francisco and Washington, DC;

•	investing in the highest quality buildings (primarily office) that are able to maintain high occupancy and achieve premium rental rates through economic cycles;

•	in our core markets, maintaining scale and a full service real estate capability (leasing, development, construction and property management) to ensure we (1) see all relevant investment deal flow and (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle;

•	be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing into economic growth and selectively selling assets to either take advantage of the demand for our premier properties or pare from the portfolio properties that we believe have slower future growth potential, resulting in continuous portfolio refreshment;

•	taking on complex, technically-challenging development projects that leverage the skills of our management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from our depth of development and management expertise;

•	ensuring a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•	fostering a culture and reputation of integrity and fair dealing, making us the counterparty of choice for tenants and real estate industry participants.

Snapshot

(as of March 31, 2016)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	167
Total Square Feet (includes unconsolidated joint ventures)	46.3 million

Common shares outstanding, plus preferred shares and common, preferred and LTIP units (including Outperformance Plan Units and 2013 (“MYLTIP”) Units) on an as-converted basis (but excluding 2014, 2015 and 2016 MYLTIP Units)

171.8 million
Dividend—Quarter/Annualized	$0.65/$2.60
Dividend Yield	2.05%
Total Adjusted Market Capitalization (1)	$31.4 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa2 (Moody’s)

(1)	For disclosures relating to our definition of Total Adjusted Market Capitalization, see page 47.

Boston Properties, Inc.

First Quarter 2016

INVESTOR INFORMATION

Board of Directors
Mortimer B. Zuckerman	Matthew J. Lustig
Chairman of the Board	Director

Owen D. Thomas	Alan J. Patricof
Chief Executive Officer and Director	Director, Chair of Audit Committee

Douglas T. Linde	Ivan G. Seidenberg
President and Director	Lead Independent Director

Carol B. Einiger	Martin Turchin
Director	Director

Dr. Jacob A. Frenkel	David A. Twardock
Director, Chair of Nominating & Corporate Governance Committee	Director, Chair of Compensation Committee

Joel I. Klein
Director

Management
Raymond A. Ritchey	John F. Powers
Senior Executive Vice President	Executive Vice President, New York Region

Michael E. LaBelle	Frank D. Burt
Executive Vice President, Chief Financial Officer and Treasurer	Senior Vice President, General Counsel

Peter D. Johnston	Lori W. Silverstein
Executive Vice President, Washington, DC Region	Senior Vice President, Controller

Bryan J. Koop
Executive Vice President,
Boston Region

Robert E. Pester
Executive Vice President, San Francisco Region

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com	Inquiries should be directed to
Michael E. LaBelle
	Stock Exchange Listing New York Stock Exchange		Executive Vice President, Chief Financial Officer and Treasurer at
617.236.3352 or
mlabelle@bostonproperties.com

Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q1 2016	Q4 2015		Q3 2015	Q2 2015	Q1 2015
High Closing Price	$127.26	$130.15		$126.32	$142.17	$144.74
Low Closing Price	$108.18	$118.62		$108.65	$120.83	$131.26
Average Closing Price	$118.69	$124.47		$119.54	$131.76	$139.56
Closing Price, at the end of the quarter	$127.08	$127.54		$118.40	$121.04	$140.48

Dividends per share	$0.65	$0.65		$0.65	$0.65	$0.65
Special dividends per share	$—	$1.25		$—	$—	$—

Total dividends	$0.65	$1.90		$0.65	$0.65	$0.65

Closing dividend yield—annualized	2.05%	3.02	% (1)	2.20%	2.15%	1.85%
Closing common shares outstanding, plus preferred shares and common, preferred and LTIP units (including Outperformance Plan Units and 2013 MYLTIP Units) on an as-converted basis (but excluding 2014, 2015 and 2016 MYLTIP Units) (thousands) (2)	171,763	171,509		171,509	171,506	171,490
Closing market value of outstanding shares and units (thousands)	$22,027,642	$22,074,258		$20,506,666	$20,959,086	$24,291,548

(1)	Includes the special dividend of $1.25 per share paid on January 28, 2016 to shareholders of record as of the close of business on December 31, 2015.
(2)	For additional detail, see page 13.

Timing
Quarterly results for the next three quarters will be announced according to the following schedule:

Second Quarter, 2016	Tentatively July 26, 2016
Third Quarter, 2016	Tentatively October 25, 2016
Fourth Quarter, 2016	Tentatively January 31, 2017

Boston Properties, Inc.

First Quarter 2016

RESEARCH COVERAGE

Equity Research Coverage

Lucy Moore	Jonathan Petersen / Omotayo Okusanya
Argus Research Company	Jefferies & Co.
646.747.5456	212.284.1705 / 212.336.7076

Jeffrey Spector / Jamie Feldman	Anthony Paolone
Bank of America Merrill Lynch	J.P. Morgan Securities
646.855.1363 / 646.855.5808	212.622.6682

Ross Smotrich / Peter Siciliano	Craig Mailman / Jordan Sadler
Barclays Capital	KeyBanc Capital Markets
212.526.2306 / 212.526.3098	917.368.2316 / 917.368.2280

David Toti	Richard Anderson
BB&T Capital Markets	Mizuho Securities
212.419.4620	212.205.8445

John Kim	Sumit Sharma / Vikram Malhotra
BMO Capital	Morgan Stanley
212.885.4115	212.761.7567 / 212.761.7064

Thomas Lesnick	Mike Carroll
Capital One Securities	RBC Capital Markets
571.633.8191	440.715.2649

Michael Bilerman / Emmanuel Korchman	David Rodgers / Richard Schiller
Citigroup Global Markets	RW Baird
212.816.1383 / 212.816.1382	216.737.7341 / 312.609.5485

Ian Weissman / Derek van Dijkum	Alexander Goldfarb / Daniel Santos
Credit Suisse	Sandler O’Neill & Partners
212.538.6889 / 212.325.9752	212.466.7937 / 212.466.7927

Barry Oxford	John Guinee / Erin Aslakson
D.A. Davidson & Co.	Stifel, Nicolaus & Company
212.240.9871	443.224.1307 / 443.224.1350

Vincent Chao / Mike Husseini	Michael Lewis
Deutsche Bank Securities	SunTrust Robinson Humphrey
212.250.6799 / 212.250.7703	212.319.5659

Steve Sakwa / Robert Simone	Ross Nussbaum / Nick Yulico
Evercore ISI	UBS Securities
212.446.9462 / 212.446.9459	212.713.2484 / 212.713.3402

Brad Burke	Brendan Maiorana
Goldman Sachs	Wells Fargo Securities
917.343.2082	943.263.6516

Jed Reagan / Tyler Grant
Green Street Advisors
949.640.8780

Debt Research Coverage	Rating Agencies

Scott Frost	Stephen Boyd
Bank of America Merrill Lynch	Fitch Ratings
646.855.8078	212.908.9153

Peter Troisi	Ranjini Venkatesan
Barclays	Moody’s Investors Service
212.412.3695	212.553.3828

Thomas Cook	Anita Ogbara
Citi Investment Research	Standard & Poor’s
212.723.1112	212.438.5077

John Giordano
Credit Suisse Securities
212.538.4935

Ron Perrotta
Goldman Sachs
212.702.7885

Mark Streeter
J.P. Morgan Securities
212.834.5086

Thierry Perrein / Jason Jones
Wells Fargo
704.715.8455 / 704.715.7932

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

First Quarter 2016

GUIDANCE

	Second Quarter 2016		Full Year 2016
	Low	High	Low	High
Earnings per share (diluted)	$0.54	$0.56	$3.00	$3.10
Add:
Company share of real estate depreciation and amortization	0.82	0.82	3.24	3.24
Less:
Company share of gains on sales of real estate	—	—	0.39	0.39

FFO per share (diluted)	$1.36	$1.38	$5.85	$5.95

ASSUMPTIONS

(dollars in thousands)

	Full Year 2016
	Low	High
Operating property activity:
In-service portfolio occupancy	90.0%	92.0%
Combined Property net operating income—GAAP basis (change from 2015) (1)(2)	(0.75%)	1.00%
Combined Property net operating income—cash basis (change from 2015) (1)(2)	1.00%	3.00%
Non Same Properties’ incremental contribution over 2015	$38,000	$44,000
Straight-line rent and fair value lease revenue (non-cash revenue) (3)	$40,000	$55,000
Hotel net operating income	$13,000	$15,000
Other income (expense):
Development and management services income	$22,000	$26,000
General and administrative expense	$(102,000)	$(107,000)
Net interest expense	$(400,000)	$(415,000)
Noncontrolling interest:
Noncontrolling interest in property partnerships	$(95,000)	$(115,000)

(1)	For disclosures relating to the calculations used to reconcile Combined Same Property NOI to Consolidated NOI and net income attributable to Boston Properties, Inc. common shareholders, see page 40. For disclosures relating to our use of Combined Net Operating Income (NOI), see page 48.
(2)	Excluding the impact of the noncontrolling interest share from the consolidated portfolio, our share of growth for both Same Property NOI GAAP basis and cash basis is projected to be 0.25% - 2% and 2% - 4%, respectively (Adjusted Combined Same Property NOI). For disclosures relating to the calculations used to reconcile Adjusted Combined Same Property NOI to Consolidated NOI and net income attributable to Boston Properties, Inc. common shareholders, see page 40. For disclosures relating to our use of Adjusted Combined Net Operating Income (NOI), see page 48.
(3)	Includes our share of unconsolidated and consolidated joint venture properties.

Boston Properties, Inc.

First Quarter 2016

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 10-12. Descriptions of the non-GAAP financial measures we present and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 47-49.

	Three Months Ended
	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15
Selected Items:
Revenue	$665,985	$624,240	$629,884	$618,221	$618,476
Straight-line rent (1)	$13,792	$18,149	$12,630	$14,024	$23,164
Fair value lease revenue (1) (2)	$5,375	$4,966	$5,937	$6,667	$7,081
Revenue from residential properties	$4,049	$4,106	$4,111	$3,811	$6,854
Company share of funds from operations (FFO) from unconsolidated joint ventures	$6,287 (3)	$6,205	$6,455	$6,964	$9,702
Lease termination fees (1) (4)	$49,445	$5,605	$7,760	$5,419	$14,086
Ground rent expense (5)	$3,471	$3,463	$3,534	$3,676	$4,404
Fair value interest adjustment (1)	$7,810	$8,593	$8,062	$7,856	$7,796
Capitalized interest	$9,269	$8,298	$9,100	$8,850	$7,965
Capitalized wages	$4,344	$4,130	$4,111	$3,997	$3,626
Operating margins [(rental revenue—rental expense)/rental revenue] (6)	68.2%	66.3%	65.9%	66.2%	65.3%
Losses from early extinguishments of debt	$—	$(22,040)	$—	$—	$—
Income before gains on sales of real estate	$148,599	$85,406	$123,792	$100,739	$114,086
Net income attributable to Boston Properties, Inc. common shareholders	$181,747	$137,851	$184,082	$79,460	$171,182
FFO attributable to Boston Properties, Inc.	$250,688	$197,339	$217,261	$208,731	$200,385
FFO per share—diluted (7)	$1.63	$1.28	$1.41	$1.36	$1.30
Net income attributable to Boston Properties, Inc. per share—basic	$1.18	$0.90	$1.20	$0.52	$1.12
Net income attributable to Boston Properties, Inc. per share—diluted	$1.18	$0.90	$1.20	$0.52	$1.11
Dividends per common share (8)	$0.65	$1.90	$0.65	$0.65	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (7) (9)	$188,204	$138,872	$142,580	$148,967	$149,617
Ratios:
Interest Coverage Ratio (excluding capitalized interest)—cash basis (10)	3.76	3.25	3.30	3.21	3.11
Interest Coverage Ratio (including capitalized interest)—cash basis (10)	3.46	3.02	3.06	2.98	2.91
FFO Payout Ratio (9)	39.88%	50.78%	46.10%	47.79%	50.00%
FAD Payout Ratio (9)	59.35%	80.33%	78.24%	74.94%	74.47%

	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15
Balance Sheet Items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$47,388	$51,397	$55,434	$63,706	$75,063
Below-market rents (included within Other Liabilities)	$160,504	$172,670	$184,154	$202,653	$227,651
Accrued ground rent expense, net (included within Prepaid Expenses and Other Assets and Other Liabilities)	$39,752	$38,765	$42,962	$41,857	$40,751
Accrued interest payable on outside members’ notes payable (included within Accrued Interest Payable)	$127,670	$119,436	$111,422	$103,622	$96,028
Capitalization:
Common Stock Price @ Quarter End	$127.08	$127.54	$118.40	$121.04	$140.48
Equity Value @ Quarter End	$22,027,642	$22,074,258	$20,506,666	$20,959,086	$24,291,548
Total Consolidated Debt	$9,980,366	$9,008,543	$9,699,187	$9,835,878	$9,853,683
Total Consolidated Market Capitalization	$32,008,008	$31,082,801	$30,205,853	$30,794,964	$34,145,231
Total Consolidated Debt/Total Consolidated Market Capitalization (7)	31.18%	28.98%	32.11%	31.94%	28.86%
BXP’s Share of Unconsolidated Joint Venture Debt	$351,394	$351,926	$351,340	$351,154	$350,178
Less:
Partners’ Share of Consolidated Debt	$982,292	$988,142	$993,988	$1,166,726	$1,173,567
Total Adjusted Debt	$9,349,468	$8,372,327	$9,056,539	$9,020,306	$9,030,294
Total Adjusted Market Capitalization (11)	$31,377,110	$30,446,585	$29,563,205	$29,979,392	$33,321,842
Total Adjusted Debt/Total Adjusted Market Capitalization (7) (11)	29.80%	27.50%	30.63%	30.09%	27.10%

(1)	Includes the Company’s share of consolidated and unconsolidated joint ventures amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For additional detail, see page 18.
(4)	For the three months ended March 31, 2016, includes approximately $45.0 million received from a tenant that terminated its lease for approximately 85,000 square feet at the Company’s 250 West 55th Street property located in New York City. For the three months ended September 30, 2015 and March 31, 2015, includes distributions received by the Company from its unsecured creditor claim against Lehman Brothers, Inc. of approximately $3.6 million and $4.5 million, respectively.
(5)	Includes non-cash straight-line adjustments to ground rent. See page 12 for the straight-line adjustments to the ground rent expense.
(6)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $17,913, $18,102, $18,989, $17,845 and $17,867 for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.
(7)	For disclosures related to our definitions, see page 47.
(8)	For the three months ended December 31, 2015, dividends per share includes the $1.25 per common share special dividend paid on January 28, 2016 to shareholders of record as of the close of business on December 31, 2015.
(9)	FFO Payout Ratio is defined as dividends per common share (excluding any special dividends) divided by FFO per share. FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
(10)	The Company believes that the presentation of its interest coverage ratios provides investors with useful information about the Company’s financial performance as it relates to its cash interest expense obligations, which may assist investors in evaluating the Company’s ability to service its existing debt obligations. For a quantitative reconciliation, see page 12.
(11)	For additional detail, see page 13.

Boston Properties, Inc.

First Quarter 2016

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15
ASSETS
Real estate	$18,424,542	$18,465,405	$18,412,086	$18,207,934	$18,153,816
Construction in progress (1)	857,578	763,935	725,601	880,996	797,148
Land held for future development	256,952	252,195	264,598	277,327	271,327
Less accumulated depreciation	(3,969,648)	(3,925,894)	(3,833,277)	(3,753,926)	(3,646,853)

Total real estate	15,569,424	15,555,641	15,569,008	15,612,331	15,575,438
Cash and cash equivalents	1,605,678	723,718	1,387,007	1,342,751	1,064,396
Cash held in escrows (2)	71,349	73,790	90,379	252,558	588,218
Marketable securities	21,077	20,380	19,645	20,953	20,736
Tenant and other receivables, net	73,759	97,865	66,446	55,183	47,768
Accrued rental income, net	767,864	754,883	737,145	730,797	713,874
Deferred charges, net (3)	693,976	704,867	719,019	739,838	773,455
Prepaid expenses and other assets	136,799	185,118	143,476	117,993	165,985
Investments in unconsolidated joint ventures	235,904	235,224	217,529	209,974	196,188

Total assets	$19,175,830	$18,351,486	$18,949,654	$19,082,378	$19,146,058

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net (3)	$3,416,622	$3,435,242	$4,127,007	$4,264,920	$4,283,948
Unsecured senior notes, net (3)	6,255,602	5,264,819	5,263,363	5,261,810	5,260,260
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	308,142	308,482	308,817	309,148	309,475
Outside members’ notes payable	180,000	180,000	180,000	180,000	180,000
Accounts payable and accrued expenses	252,727	274,709	245,200	231,900	224,086
Dividends and distributions payable	113,079	327,320	112,912	112,892	112,796
Accrued interest payable	221,578	190,386	200,916	178,548	186,630
Other liabilities	498,290	483,601	448,680	448,480	483,762

Total liabilities	11,246,040	10,464,559	10,886,895	10,987,698	11,040,957

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	—	—	—	—	633

Redeemable interest in property partnership	—	—	—	106,233	105,520

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 153,604,966, 153,579,966, 153,574,600, 153,473,931 and 153,402,107 outstanding, respectively	1,536	1,536	1,536	1,535	1,534
Additional paid-in capital	6,306,723	6,305,687	6,300,780	6,293,556	6,286,260
Dividends in excess of earnings	(699,048)	(780,952)	(627,054)	(711,239)	(690,993)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive income (loss)	(56,706)	(14,114)	(20,625)	1,848	(11,907)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,749,783	5,709,435	5,851,915	5,782,978	5,782,172
Noncontrolling interests:
Common units of the Operating Partnership	616,095	603,092	620,036	614,988	617,274
Property partnerships	1,563,912	1,574,400	1,590,808	1,590,481	1,599,502

Total equity	7,929,790	7,886,927	8,062,759	7,988,447	7,998,948

Total liabilities and equity	$19,175,830	$18,351,486	$18,949,654	$19,082,378	$19,146,058

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	At March, 31, 2015 and June 30, 2015, approximately $534.2 million and $192.3 million, respectively, was held by a qualified intermediary for possible investment in a like-kind exchange in accordance with Section 1031 of the Internal Revenue Code in connection with sales of real estate. As of September 30, 2015, December 31, 2015 and March 31, 2016, amounts previously held by such a qualified intermediary had been released and no amounts were held in escrow.
(3)	On January 1, 2016, the Company adopted Accounting Standards Update 2015-03, “Simplifying the Presentation of Debt Issuance Costs,” which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The Company retrospectively adopted the guidance resulting in the presentation of deferred financing costs, net (previously included within Deferred Charges, Net) as a reduction to Mortgage Notes Payable, Net and Unsecured Senior Notes, Net for all periods presented. The recognition and measurement guidance for debt issuance costs was not affected.

Boston Properties, Inc.

First Quarter 2016

CONSOLIDATED INCOME STATEMENTS

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15
Revenue
Rental
Base rent	$536,128	$493,141	$494,300	$486,609	$490,682
Recoveries from tenants	89,586	88,576	91,544	86,795	88,593
Parking and other	24,825	25,132	25,509	26,552	24,788

Total rental revenue	650,539	606,849	611,353	599,956	604,063
Hotel revenue	8,757	10,939	12,619	13,403	9,085
Development and management services	6,689	6,452	5,912	4,862	5,328

Total revenue	665,985	624,240	629,884	618,221	618,476

Expenses
Operating	114,467	112,846	113,962	113,945	120,954
Real estate taxes	104,705	103,796	105,834	100,519	100,396
Hotel operating	7,634	7,888	8,125	8,495	7,576
General and administrative (1)	29,353	24,300	20,944	22,284	28,791
Transaction costs	25	470	254	208	327
Depreciation and amortization	159,448	164,460	153,015	167,844	154,223

Total expenses	415,632	413,760	402,134	413,295	412,267

Operating income	250,353	210,480	227,750	204,926	206,209
Other income (expense)
Income from unconsolidated joint ventures	1,791	2,211	2,647	3,078	14,834
Interest and other income	1,505	440	3,637	1,293	1,407
Gains (losses) from investments in securities (1)	259	493	(1,515)	(24)	393
Interest expense (2)	(105,309)	(106,178)	(108,727)	(108,534)	(108,757)
Losses from early extinguishments of debt	—	(22,040)	—	—	—

Income before gains on sales of real estate	148,599	85,406	123,792	100,739	114,086
Gains on sales of real estate (3)	67,623	81,332	199,479	—	95,084

Net income	216,222	166,738	323,271	100,739	209,170
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships (4)	(10,464)	(10,143)	(115,240)	(9,264)	(15,208)
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	—	—	(3)	(3)
Noncontrolling interest—common units of the Operating Partnership (5)	(21,393)	(16,098)	(21,302)	(9,394)	(20,188)

Net income attributable to Boston Properties, Inc.	184,365	140,497	186,729	82,078	173,771
Preferred dividends	(2,618)	(2,646)	(2,647)	(2,618)	(2,589)

Net income attributable to Boston Properties, Inc. common shareholders	$181,747	$137,851	$184,082	$79,460	$171,182

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share—basic	$1.18	$0.90	$1.20	$0.52	$1.12

Net income attributable to Boston Properties, Inc. per share—diluted	$1.18	$0.90	$1.20	$0.52	$1.11

(1)	Gains (losses) from investments in securities include $259, $493, $(1,515), $(24) and $393 and general and administrative expense includes $(259), $(493), $1,515, $24 and $(393) for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, interest expense includes $8,234, $8,014, $7,800, $7,594 and $7,385, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (The GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(3)	See page 44 for additional information.
(4)	For the three months ended September 30, 2015, noncontrolling interest in property partnerships includes approximately $101.1 million consisting of the allocation of the gain on sale of real estate to the outside partners in the consolidated entity that sold 505 9th Street, N.W. located in Washington, DC.
(5)	Equals noncontrolling interest—common units of the Operating Partnership’s share of 10.32%, 10.26%, 10.26%, 10.34% and 10.44% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

Boston Properties, Inc.

First Quarter 2016

FUNDS FROM OPERATIONS (FFO)

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15
Net income attributable to Boston Properties, Inc. common shareholders	$181,747	$137,851	$184,082	$79,460	$171,182
Add:
Preferred dividends	2,618	2,646	2,647	2,618	2,589
Noncontrolling interest—common units of the Operating Partnership	21,393	16,098	21,302	9,394	20,188
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	—	—	3	3
Noncontrolling interests in property partnerships	10,464	10,143	115,240	9,264	15,208
Less:
Gains on sales of real estate	67,623	81,332	199,479	—	95,084

Income before gains on sales of real estate	148,599	85,406	123,792	100,739	114,086
Add:
Real estate depreciation and amortization (1)	163,580	167,968	156,489	171,384	148,754
Less:
Noncontrolling interests in property partnerships’ share of FFO	30,019	30,828	35,527	36,699	36,515
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	—	—	3	3
Preferred dividends	2,618	2,646	2,647	2,618	2,589

FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (“Basic FFO”)	279,542	219,900	242,107	232,803	223,733
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of funds from operations	28,854	22,561	24,846	24,072	23,348

FFO attributable to Boston Properties, Inc. common shareholders (2)	$250,688	$197,339	$217,261	$208,731	$200,385

FFO per share—basic	$1.63	$1.28	$1.41	$1.36	$1.31

Weighted average shares outstanding—basic	153,626	153,602	153,595	153,450	153,230

FFO per share—diluted	$1.63	$1.28	$1.41	$1.36	$1.30

Weighted average shares outstanding—diluted	153,917	153,897	153,786	153,815	153,873

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $159,448, $164,460, $153,015, $167,844 and $154,223 plus our share of unconsolidated joint venture real estate depreciation and amortization of $4,496, $3,994, $3,808, $3,886 and $(5,132), less corporate related depreciation of $364, $486, $334, $346 and $337 for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.
(2)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015 was 89.68%, 89.74%, 89.74%, 89.66% and 89.56%, respectively.

Boston Properties, Inc.

First Quarter 2016

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(unaudited and in thousands, except for per share amounts)

	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units	Income	Shares/Units
	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)	(Numerator)	(Denominator)
Basic FFO	$279,542	171,309	$219,900	171,162	$242,107	171,160	$232,803	171,146	$223,733	171,084
Effect of Dilutive Securities Stock-based compensation	—	291	—	295	—	191	—	365	—	643

Diluted FFO	$279,542	171,600	$219,900	171,457	$242,107	171,351	$232,803	171,511	$223,733	171,727
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of diluted FFO	28,805	17,683	22,522	17,560	24,818	17,565	24,021	17,696	23,261	17,854

Boston Properties, Inc.’s share of diluted FFO (1)	$250,737	153,917	$197,378	153,897	$217,289	153,786	$208,782	153,815	$200,472	153,873

FFO per share—basic	$1.63		$1.28		$1.41		$1.36		$1.31

FFO per share—diluted	$1.63		$1.28		$1.41		$1.36		$1.30

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015 was 89.70%, 89.76%, 89.75%, 89.68% and 89.60%, respectively.

Boston Properties, Inc.

First Quarter 2016

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands)

	Three Months Ended
	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15
Basic FFO (see page 10)	$279,542	$219,900	$242,107	$232,803	$223,733
2nd generation tenant improvements and leasing commissions	(67,273)	(35,036)	(91,787)	(54,346)	(55,121)
Straight-line rent (1)	(13,792)	(18,149)	(12,630)	(14,024)	(23,164)
Lease transaction costs which qualify as rent inducements (1) (2)	5,288	1,945	1,646	3,141	5,929
Recurring capital expenditures (3)	(21,585)	(17,407)	(16,934)	(11,839)	(6,291)
Fair value interest adjustment (1)	(7,810)	(8,593)	(8,062)	(7,856)	(7,796)
Fair value lease revenue (1) (4)	(5,375)	(4,966)	(5,937)	(6,667)	(7,081)
Hotel improvements, equipment upgrades and replacements	(360)	(1,231)	(436)	(272)	(491)
Straight-line ground rent expense adjustment (5)	987	(3,983)	891	1,106	1,196
Non-real estate depreciation	364	486	334	346	337
Stock-based compensation	10,069	6,358	6,345	5,469	11,011
Non-cash gains from early extinguishments of debt	—	(3,604)	—	—	—
Non-cash termination income adjustment (fair value lease amounts)	29	3	(555)	(1,645)	10
Partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions	6,929	2,698	26,982	2,005	1,511
Unearned portion of capitalized fees	1,191	451	616	746	5,834

Funds available for distribution to common shareholders and common unitholders (FAD)	$188,204	$138,872	$142,580	$148,967	$149,617

INTEREST COVERAGE RATIOS

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Mar-16	31-Dec-15	30-Sep-15	30-Jun-15	31-Mar-15
Income before gains on sales of real estate	$148,599	$85,406	$123,792	$100,739	$114,086
Interest expense	105,309	106,178	108,727	108,534	108,757
Interest expense from unconsolidated joint ventures	4,015	3,908	3,830	3,823	4,977
Depreciation and amortization expense	159,448	164,460	153,015	167,844	154,223
Depreciation and amortization expense from unconsolidated joint ventures	4,496	3,994	3,808	3,886	(5,132)
Losses from early extinguishments of debt	—	22,040	—	—	—
Non-cash termination income adjustment (fair value lease amounts)	29	3	(555)	(1,645)	10
Stock-based compensation	10,069	6,358	6,345	5,469	11,011
Straight-line ground rent expense adjustment (5)	987	(3,983)	891	1,106	1,196
Straight-line rent (1)	(13,792)	(18,149)	(12,630)	(14,024)	(23,164)
Lease transaction costs which qualify as rent inducements (1) (2)	5,288	1,945	1,646	3,141	5,929
Fair value lease revenue (1) (4)	(5,375)	(4,966)	(5,937)	(6,667)	(7,081)

Subtotal	419,073	367,194	382,932	372,206	364,812
Excluding Capitalized Interest
Divided by:

Adjusted interest expense (6) (7) (8) (9) (10)	111,462	113,114	115,924	115,937	117,410
Interest Coverage Ratio	3.76	3.25	3.30	3.21	3.11

Including Capitalized Interest
Divided by:

Adjusted interest expense (6) (7) (8) (9) (10) (11)	120,987	121,494	125,147	124,909	125,488
Interest Coverage Ratio	3.46	3.02	3.06	2.98	2.91

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(3)	Recurring capital expenditures does not include planned non-recurring capital expenditures related to acquisitions and non-recurring repositioning capital expenditures – see page 43 for additional detail.
(4)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(5)	For the three months ended March 31, 2016 and December 31, 2015, includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 200 Clarendon Street property’s adjacent 100 Clarendon Street garage and Back Bay Station concourse level. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million which it expects to incur over the next three years with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. For additional information, see page 7.
(6)	Adjusted interest expense is comprised of interest expense from the Company’s consolidated income statements and the Company’s share of interest expense from unconsolidated joint ventures, adjusted for the applicable items detailed below in Notes 7-11.
(7)	Excludes consolidated and the Company’s share of unconsolidated joint venture amortization of financing costs of $1,949, $2,034, $2,037, $1,936 and $1,956 for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.
(8)	Excludes interest expense of $8,234, $8,014, $7,800, $7,594 and $7,385 for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (The GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(9)	Excludes consolidated fair value interest adjustment of $12,321, $13,076, $13,204, $13,110 and $13,017 for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.
(10)	Excludes nonrecurring losses from early extinguishments of debt of $22,040 for the three months ended December 31, 2015.
(11)	Includes consolidated and the Company’s share of unconsolidated joint venture capitalized interest of $9,525, $8,380, $9,223, $8,972 and $8,078 for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

Boston Properties, Inc.

First Quarter 2016

CAPITAL STRUCTURE

(in thousands)

Consolidated Debt

Aggregate Principal March 31, 2016
Mortgage Notes Payable	$3,352,215
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	6,300,000

Total Debt	9,958,215
Fair Value Interest Adjustment on Mortgage Notes Payable	67,611
Fair Value Interest Adjustment on Mezzanine Notes Payable	2,142
Discount on Unsecured Senior Notes	(13,148)
Deferred Financing Costs, Net	(34,454)

Total Consolidated Debt	$9,980,366

Boston Properties Limited Partnership Unsecured Senior Notes
									Total/ Weighted Average
Settlement Date	1/20/2016	6/27/2013	4/11/2013	6/11/2012	11/10/2011	11/18/2010	4/19/2010	10/9/2009
Original Principal Amount	$1,000,000	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$6,300,000
Principal Amount at Quarter End	$1,000,000	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$6,300,000
Yield (on issue date)	3.766%	3.916%	3.279%	3.954%	3.853%	4.289%	5.708%	5.967%	4.316%
Coupon	3.650%	3.800%	3.125%	3.850%	3.700%	4.125%	5.625%	5.875%	4.194%
Public Offering Price	99.708%	99.694%	99.379%	99.779%	99.767%	99.260%	99.891%	99.931%	99.684%
Ratings:
S&P	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
Maturity Date	2/1/2026	2/1/2024	9/1/2023	2/1/2023	11/15/2018	5/15/2021	11/15/2020	10/15/2019
Discount	$2,877	$1,644	$2,323	$1,508	$799	$3,406	$385	$206	$13,148
Deferred Financing Costs, Net	$8,005	$4,398	$2,998	$5,342	$2,605	$3,450	$2,440	$2,012	$31,250

Unsecured Senior Notes, net of discount	$989,118	$693,958	$494,679	$993,150	$846,596	$843,144	$697,175	$697,782	$6,255,602

Equity

	Shares/Units Outstanding as of 3/31/2016	Common Stock Equivalents		Equivalent Value (1)
Common Stock	153,605	153,605	(2)	$19,520,123
Common Operating Partnership Units	18,158	18,158	(3)	2,307,519
5.25% Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(4)

Total Equity		171,763		$22,027,642

Total Consolidated Debt				$9,980,366

Total Consolidated Market Capitalization				$32,008,008

BXP’s share of Unconsolidated Joint Venture Debt				$351,394
Less:
Partners’ Share of Consolidated Debt				$982,292
Total Adjusted Debt (5)				$9,349,468

Total Adjusted Market Capitalization (5)				$31,377,110

(1)	Values based on March 31, 2016 closing price of $127.08 per share of common stock, except the shares of Series B Cumulative Redeemable Preferred Stock have been valued at the liquidation preference of $2,500.00 per share (see Note 4 below).
(2)	Includes 59,875 shares of restricted stock.
(3)	Includes 2,065,185 long-term incentive plan units (including 215,709 Outperformance Plan Units and 103,882 2013 MYLTIP Units), but excludes an aggregate of 1,317,950 2014, 2015 and 2016 MYLTIP Units because the performance periods for these MYLTIP Units have not ended and therefore none of such units have been earned.
(4)	On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into or exchangeable for any other security of the Company or any of its affiliates.
(5)	For disclosures relating to our definitions of Total Adjusted Debt and Total Adjusted Market Capitalization, see page 47.

Boston Properties, Inc.

First Quarter 2016

DEBT ANALYSIS (1)

as of March 31, 2016

(dollars in thousands)

Debt Maturities and Principal Payments

	2016	2017	2018	2019	2020	Thereafter	Total
Floating Rate Debt:
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Rate Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt:
Mortgage Notes Payable	$570,600	$2,067,654	$18,633	$19,670	$20,766	$654,892	$3,352,215
Fair Value Interest Adjustment	33,781	33,830	—	—	—	—	67,611
Deferred Financing Costs, Net	(786)	(695)	(432)	(432)	(432)	(427)	(3,204)

Mortgage Notes Payable	603,595	2,100,789	18,201	19,238	20,334	654,465	3,416,622
Mezzanine Notes Payable	—	306,000	—	—	—	—	306,000
Fair Value Interest Adjustment	1,049	1,093	—	—	—	—	2,142

Mezzanine Notes Payable	1,049	307,093	—	—	—	—	308,142
Unsecured Senior Notes, Face Amount	—	—	850,000	700,000	700,000	4,050,000	6,300,000
Discount Amortization	(1,448)	(2,001)	(2,035)	(1,825)	(1,830)	(4,009)	(13,148)
Deferred Financing Costs, Net	(3,877)	(5,380)	(5,212)	(4,228)	(3,702)	(8,851)	(31,250)

Unsecured Senior Notes	(5,325)	(7,381)	842,753	693,947	694,468	4,037,140	6,255,602

Total Fixed Rate Debt	$599,319	$2,400,501	$860,954	$713,185	$714,802	$4,691,605	$9,980,366

Total Consolidated Debt	$599,319	$2,400,501	$860,954	$713,185	$714,802	$4,691,605	$9,980,366

GAAP Weighted Average Floating Rate Debt (2)	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt (2)	5.33%	3.76%	3.89%	5.96%	5.70%	3.23%	4.29%

Total GAAP Weighted Average Rate (2)	5.33%	3.76%	3.89%	5.96%	5.70%	3.23%	4.29%

Total Stated Weighted Average Rate	6.47%	5.78%	3.77%	5.87%	5.63%	3.17%	4.79%

Unsecured Line of Credit - Matures July 26, 2018

Facility	Outstanding at 3/31/2016	Letters of Credit	Remaining Capacity at 3/31/2016
$1,000,000	$—	$16,087	$983,913

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Unsecured Debt	62.68%	4.23%	4.32%	6.1
Secured Debt	37.32%	5.72%	4.23%	2.1

Total Consolidated Debt	100.00%	4.79%	4.29%	4.6

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Floating Rate Debt	—	—	—	—
Fixed Rate Debt	100.00%	4.79%	4.29%	4.6

Total Consolidated Debt	100.00%	4.79%	4.29%	4.6

Interest Rate Hedging Instruments

	Notional Amount	Weighted-Average 10-Year Swap Rate	Effective Date	Termination Date
Forward-starting interest rate swaps	$550,000	2.423%	September 1, 2016	September 1, 2026
Forward-starting interest rate swaps (3)	450,000	2.619%	June 1, 2017	June 1, 2027

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 17.
(2)	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions and adjustments required to reflect loans at their fair values upon acquisition or consolidation.
(3)	Represents forward interest rate swap contracts entered into by the Company’s 767 Fifth Partners LLC consolidated entity (the entity in which the Company has a 60% interest and that owns 767 Fifth Avenue (the GM Building) in New York City).

Boston Properties, Inc.

First Quarter 2016

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of March 31, 2016

(dollars in thousands)

Property	2016	2017	2018	2019	2020	Thereafter	Total
767 Fifth Avenue (The GM Building) (60% ownership)	$—	$1,300,000	$—	$—	$—	$—	$1,300,000	(2)
599 Lexington Avenue	—	750,000	—	—	—	—	750,000
601 Lexington Avenue (55% ownership)	9,390	13,051	13,684	14,349	15,045	630,486	696,005
Embarcadero Center Four	347,382	—	—	—	—	—	347,382
Fountain Square	211,250	—	—	—	—	—	211,250	(2)(3)
New Dominion Technology Park, Building One	1,360	2,878	3,100	3,340	3,598	22,906	37,182
University Place	1,218	1,725	1,849	1,981	2,123	1,500	10,396

	570,600	2,067,654	18,633	19,670	20,766	654,892	3,352,215
Aggregate Fair Value Interest Adjustments	33,781	33,830	—	—	—	—	67,611
Deferred Financing Costs, Net	(786)	(695)	(432)	(432)	(432)	(427)	(3,204)

	603,595	2,100,789	18,201	19,238	20,334	654,465	3,416,622

Mezzanine Notes Payable (associated with 767 Fifth
Avenue (The GM Building)) (60% ownership)	—	306,000	—	—	—	—	306,000
Fair Value Interest Adjustment	1,049	1,093	—	—	—	—	2,142

	1,049	307,093	—	—	—	—	308,142

Unsecured Senior Notes, Face Amount	—	—	850,000	700,000	700,000	4,050,000	6,300,000
Aggregate Discount Amortization	(1,448)	(2,001)	(2,035)	(1,825)	(1,830)	(4,009)	(13,148)
Deferred Financing Costs, Net	(3,877)	(5,380)	(5,212)	(4,228)	(3,702)	(8,851)	(31,250)

	(5,325)	(7,381)	842,753	693,947	694,468	4,037,140	6,255,602

Unsecured Line of Credit	—	—	—	—	—	—	—

	$599,319	$2,400,501	$860,954	$713,185	$714,802	$4,691,605	$9,980,366

% of Total Consolidated Debt	6.00%	24.05%	8.63%	7.15%	7.16%	47.01%	100.00%
Balloon Payments	$554,505	$2,356,000	$850,000	$700,000	$700,000	$4,683,554	$9,844,059
Scheduled Principal Amortization	$16,095	$17,654	$18,633	$19,670	$20,766	$21,338	$114,156

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 17.
(2)	This property has a fair value interest adjustment which is aggregated on the Aggregate Fair Value Interest Adjustments line.
(3)	This loan was repaid on April 11, 2016 at par with no prepayment penalty.

Boston Properties, Inc.

First Quarter 2016

SENIOR UNSECURED DEBT COVENANT COMPLIANCE RATIOS

(in thousands)

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2016 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture. This section also presents certain other indenture-related data that we believe assists investors in the Company’s unsecured debt securities.

		Senior Notes	Senior Notes
		Issued Prior to	Issued On or After
		October 9, 2009	October 9, 2009
		March 31, 2016
Total Assets:
Capitalized Property Value (1)		$21,817,020	$22,314,403
Cash and Cash Equivalents		1,605,678	1,605,678
Investments in Marketable Securities		21,077	21,077
Undeveloped Land, at Cost (including Joint Venture %)		303,822	303,822
Development in Process, at Cost (including Joint Venture %)		1,200,417	1,200,417

Total Assets		$24,948,014	$25,445,397

Unencumbered Assets		$17,782,922	$18,121,089

Secured Debt (Fixed and Variable) (2)		$3,352,215	$3,352,215
Mezzanine Notes Payable (3)		306,000	306,000
Joint Venture Debt (4)		352,762	352,762
Related Party Notes Payable		180,000	180,000
Contingent Liabilities & Letters of Credit		22,472	22,472
Unsecured Debt (5)		6,300,000	6,300,000

Total Outstanding Debt		$10,513,449	$10,513,449

Consolidated EBITDA:
Income before Gains on Sales of Real Estate (per Consolidated Income Statement)		$148,599	$148,599
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(1,791)	(1,791)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)		(259)	(259)
Add: Interest Expense (per Consolidated Income Statement)		105,309	105,309
Add: Depreciation and Amortization (per Consolidated Income Statement)		159,448	159,448

EBITDA		411,306	411,306
Add: Company share of unconsolidated joint venture EBITDA		10,161	10,161

Consolidated EBITDA		$421,467	$421,467

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$105,309	$105,309
Add: Company share of unconsolidated joint venture interest expense		4,015	4,015
Less: Amortization of financing costs (including Joint Venture %)		(1,949)	(1,949)
Less: Interest expense funded by construction loan draws		(50)	(50)

Adjusted Interest Expense		$107,325	$107,325

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	42.1%	41.3%
Secured Debt/Total Assets	Less than 50%	16.1%	15.8%
Interest Coverage (Annualized Consolidated EBITDA to
Annualized Interest Expense)	Greater than 1.50x	3.93	3.93
Unencumbered Assets/ Unsecured Debt	Greater than 150%	282.3%	287.6%

Unencumbered Consolidated Property EBITDA (6)		$272,452	$272,452

Unencumbered Interest Coverage (Unencumbered Consolidated Property EBITDA to Unsecured

Interest Expense)		4.19	4.19

% of Unencumbered Consolidated Property EBITDA to Consolidated EBITDA		64.6%	64.6%

# of in-service unencumbered properties		138	138

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value interest adjustment of $67,611 and deferred financing costs, net of $3,204.
(3)	Excludes aggregate fair value interest adjustment of $2,142.
(4)	Excludes aggregate deferred financing costs, net of $1,368.
(5)	Excludes aggregate debt discount of $13,148 and deferred financing costs, net of $31,250.
(6)	Unencumbered Consolidated Property EBITDA is a non-GAAP financial measure equal to Consolidated EBITDA excluding corporate revenue and expenses, encumbered consolidated Property EBITDA, EBITDA from land and properties that have either been disposed of or not fully placed in-service and items that, in our view, are not representative of a property’s standard ongoing performance, such as termination income and other similar items. For the three months ended March 31, 2016, these excluded amounts were approximately $(20,176), $110,029, $7,313 and $51,849, respectively.

Boston Properties, Inc.

First Quarter 2016

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

as of March 31, 2016

(dollars in thousands)

Debt Maturities and Principal Payments by Property
Property	2016	2017	2018	2019	2020	Thereafter	Total
Metropolitan Square (51%)	$1,006	$1,410	$1,493	$1,582	$80,327	$—	$85,818
540 Madison Avenue (60%)	—	—	72,000	—	—	—	72,000
Market Square North (50%)	826	1,148	1,205	1,265	58,090	—	62,534
901 New York Avenue (25%)	—	—	—	—	955	55,295	56,250
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
Annapolis Junction Building One (50%)	210	279	19,519	—	—	—	20,008	(1)
Annapolis Junction Building Six (50%)	6,612	—	—	—	—	—	6,612
Annapolis Junction Building Seven (50%)	10,773	—	—	—	—	—	10,773	(2)
Annapolis Junction Building Eight (50%)	—	7,267	—	—	—	—	7,267	(3)

	19,427	10,104	94,217	2,847	139,372	86,795	352,762
Deferred Financing Costs, Net	(302)	(359)	(219)	(156)	(111)	(221)	(1,368)

	$19,125	$9,745	$93,998	$2,691	$139,261	$86,574	$351,394

GAAP Weighted Average Rate	2.94%	3.03%	2.24%	5.15%	5.42%	3.87%	4.00%
% of Total Debt	5.51%	2.86%	26.71%	0.81%	39.51%	24.60%	100.00%
Balloon Payments	$17,386	$7,266	$91,472	$—	$136,880	$81,932	$334,936
Scheduled Amortization	$2,041	$2,838	$2,745	$2,847	$2,492	$4,863	$17,826

Floating and Fixed Rate Debt Analysis

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity (years)
Floating Rate Debt	33.07%	2.03%	2.26%	1.8
Fixed Rate Debt	66.93%	4.79%	4.85%	5.7

Total Debt	100.00%	3.88%	4.00%	4.4

(*)	All amounts represent the Company’s share.
(1)	On April 11, 2016, a Notice of Event of Default was received from the lender because the loan to value ratio is not in compliance with the applicable covenant in the loan agreement. The joint venture is currently in discussions with the lender regarding curing the default, but there can be no assurance as to the outcome of those discussions. Loan has one, three-year extension option, subject to certain conditions.
(2)	Loan was extended for one year on April 4, 2016. Loan has one, one-year extension option, subject to certain conditions.
(3)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

First Quarter 2016

UNCONSOLIDATED JOINT VENTURES

(unaudited and dollars in thousands)

Balance Sheet Information
as of March 31, 2016

	540 Madison	Market Square	Metropolitan	901 New York		Wisconsin	Annapolis	500 North Capitol	The Hub on Causeway	1001		1265 Main	Total Unconsolidated
	Avenue	North	Square	Avenue		Place (1)	Junction (2)	Street, N.W.	(Phase 1)	6th Street	Dock72	Street	Joint Ventures
Net Equity (3) (4)	$67,715	$(9,506)	$9,238	$(11,617)		$43,057	$21,134	$(3,470)	$23,881	$42,540	$12,196	$16,143	$211,311

Mortgage/Construction loans payable, net (4)	$71,735	$62,346	$85,605	$55,860		$—	$44,475 (5)	$31,373	$—	$—	$—	$—	$351,394

BXP’s nominal ownership percentage	60.00%	50.00%	51.00%	25.00%		33.33%	50.00%	30.00%	50.00%	50.00%	50.00%	50.00%

Results of Operations
for the three months ended March 31, 2016

	540 Madison	Market Square	Metropolitan	901 New York		Wisconsin	Annapolis	500 North Capitol	The Hub on Causeway	1001		1265 Main	Total Unconsolidated
	Avenue	North	Square	Avenue		Place (1)	Junction (2)	Street, N.W.	(Phase 1)	6th Street	Dock72	Street	Joint Ventures
REVENUE
Rental (6)	$5,958	$3,728	$6,751	$6,105		$998	$2,884	$2,632	$—	$150	$—	$—	$29,206
Operating recoveries	831	845	1,325	1,052		298	809	1,141	—	—	—	—	6,301
Straight-line rent	492	918	(322)	766		—	43	283	—	—	—	—	2,180
Fair value lease revenue	(1)	—	—	—		—	—	—	—	—	—	—	(1)
Termination Income	—	34	(51)	—		—	—	—	—	—	—	—	(17)

Total revenue	7,280	5,525	7,703	7,923		1,296	3,736	4,056	—	150	—	—	37,669

EXPENSES
Operating	3,433	2,287	3,614	3,259		564	1,924	1,347	—	239	—	—	16,667

NET OPERATING INCOME	3,847	3,238	4,089	4,664		732	1,812	2,709	—	(89)	—	—	21,002
Interest	635	1,540	2,447	2,075		—	575	1,117	—	—	—	—	8,389
Depreciation and amortization	1,888	800	1,733	1,334		1,382	1,014	913	—	—	—	—	9,064

SUBTOTAL	2,523	2,340	4,180	3,409		1,382	1,589	2,030	—	—	—	—	17,453

NET INCOME/(LOSS)	$1,324	$898	$(91)	$1,255		$(650)	$223	$679	$—	$(89)	$—	$—	$3,549

BXP’s share of net income/(loss)	$794	$449	$(46)	$347	(7)	$(216)	$112	$204	$—	$(45)	$—	$—	1,599
Basis differential (8)	171	(7)	35	(8)		(7)	(1)	9	—	—	—	—	192

Income/(loss) from unconsolidated joint ventures	$965	$442	$(11)	$339	(7)	$(223)	$111	$213	$—	$(45)	$—	$—	$1,791
BXP’s share of depreciation & amortization	1,022	412	894	913	(7)	466	513	276	—	—	—	—	4,496

BXP’s share of Funds from Operations (FFO)	$1,987	$854	$883	$1,252		$243	$624	$489	$—	$(45)	$—	$—	$6,287

BXP’s share of revenue (9) (10)	$3,870	$2,340	$3,253	$3,287	(7)	$333	$1,464	$875	$—	$75	$—	$—	$15,497

BXP’s share of interest expense	$381	$770	$1,248	$993	(7)	$—	$288	$335	$—	$—	$—	$—	$4,015

BXP’s share of net operating income/(loss) (10)	$2,308	$1,619	$2,085	$2,231	(7)	$244	$906	$813	$—	$(45)	$—	$—	$10,161

(1)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project is consolidated within the accounts of the Company.
(2)	Annapolis Junction includes four properties in service and two undeveloped land parcels.
(3)	Represents the Company’s share.
(4)	As of March 31, 2016, certain investments with deficit balances aggregating ($24,593) have been reflected within Other Liabilities on the Company’s Consolidated Balance Sheet.
(5)	On April 11, 2016, we received a Notice of Event of Default from the lender for the loan collateralized by Annapolis Junction Building One because the loan to value ratio is not in compliance with the applicable covenant in the loan agreement. The joint venture is currently in discussions with the lender regarding curing the default, but there can be no assurance as to the outcome of those discussions. The loan has an outstanding balance of approximately $40.0 million of which the Company’s share is approximately $20.0 million.
(6)	Includes approximately $25 of management services income and approximately $36 of interest and other income.
(7)	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(8)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
(9)	Excludes operating recoveries.
(10)	Includes the Company’s share of approximately approximately $14 of management services income and approximately $16 of interest and other income.

Boston Properties, Inc.

First Quarter 2016

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Balance Sheets

as of March 31, 2016

BXP’s ownership percentage	60.00%		55.00%	95.00%

			Norges Joint Ventures
	767 Fifth Avenue (The GM Building)		Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Total Consolidated Joint Ventures
ASSETS
Real estate, net	$3,456,511		$2,223,441	$510,678	$6,190,630
Cash and cash held in escrows	87,069		139,249	4,608	230,926
Other assets	116,711		194,676	1,042	312,429

Total assets	$3,660,291		$2,557,366	$516,328	$6,733,985

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$1,366,841		$693,997	$—	$2,060,838
Mezzanine notes payable	308,142		—	—	308,142
Related party notes payable	180,000		—	—	180,000
Accrued interest on related party notes	127,670		—	—	127,670
Other liabilities	180,576		67,787	47,409	295,772

Total liabilities	2,163,229		761,784	47,409	2,972,422

Equity:
Boston Properties, Inc.	1,083,155	(1)	666,636	447,779	2,197,570
Noncontrolling interests	413,907		1,128,946	21,140	1,563,993	(2)

Total equity	1,497,062		1,795,582	468,919	3,761,563

Total liabilities and equity	$3,660,291		$2,557,366	$516,328	$6,733,985

(1)	BXP equity adjusted for related party notes and accrued interest that are allocated to our partners through NCI.
(2)	Amount excludes preferred shareholders capital of approximately $0.1 million.

Boston Properties, Inc.

First Quarter 2016

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Income Statements

for the three months ended March 31, 2016

BXP’s ownership percentage	60.00%	55.00%	95.00%

		Norges Joint Ventures
	767 Fifth Avenue (The GM Building)	Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Total Consolidated Joint Ventures
REVENUE
Rental	$64,381	$90,357	$—	$154,738
Straight-line rent	3,877	322	—	4,199
Fair value lease revenue	5,357	1,483	—	6,840
Termination income	—	4,115	—	4,115
Parking and other	637	1,425	—	2,062

Total revenue	74,252	97,702	—	171,954

EXPENSES
Operating	27,045	32,901	—	59,946

NET OPERATING INCOME	47,207	64,801	—	112,008
Management services income	(403)	(513)	—	(916)
Interest and other income	(19)	(121)	—	(140)
Interest expense	23,846	8,362	—	32,208
Interest expense—partner notes	8,234	—	—	8,234
Fair value adjustment to interest expense	(11,278)	—	—	(11,278)
Depreciation and amortization	24,747	21,574	—	46,321
Gain on sale	—	—	—	—

SUBTOTAL	45,127	29,302	—	74,429

NET INCOME/(LOSS)	$2,080	$35,499	$—	$37,579

Partners’ share of NOI	$18,883	$29,160	$—	$48,043

BXP’s share of NOI	$28,324	$35,641	$—	$63,965

Unearned portion of capitalized fees (1)	$151	$1,040	$—	$1,191

Reconciliation of partners’ noncontrolling interest (NCI):
Net income /(loss)	$2,080	$35,449	$—	$37,579
Add back depreciation & amortization—BXP’s basis difference	18	31	—	49
Special allocation—BXP’s basis	—	(22)	—	(22)
Add back partners’ share of partner loan interest	8,234	—	—	8,234

Net income/(loss) before interest allocation	$10,332	$35,508	$—	$45,840

Partners’ NCI share of net income before interest allocation	$4,131	$15,978	$—	$20,109
Partners’ share of partner loan interest	(8,234)	—	—	(8,234)
Allocation of management and other fees to non-controlling partner	(591)	(820)	—	(1,411)
Accretion and adjustments	—	—	—	—

Partners’ NCI	$(4,694)	$15,158	$—	$10,464

Reconciliation of partners’ share of FFO:
Net income/(loss)	$2,080	$35,499	$—	$37,579
Special allocation—BXP’s basis	—	(22)	—	(22)
Add back depreciation & amortization	24,747	21,574	—	46,321

Entity FFO	$26,827	$57,051	$—	$83,878

Partners’ share of net income/(loss)	$838	$15,988	$—	$16,826
Partners’ share of partner loan interest not in partner’s share of entity FFO	(4,941)	—	—	(4,941)
Allocation of management and other fees to non-controlling partner	(591)	(820)	—	(1,411)
Partners’ share of depreciation and amortization	9,892	9,694	—	19,586
Accretion and adjustments	—	(41)	—	(41)

Partners’ share FFO	$5,198	$24,821	$—	$30,019

Reconciliation of BXP’s share of FFO
BXP’s share of net income/(loss) adjusted for partners’ NCI	$6,774	$20,341	$—	$27,115
Depreciation & amortization—BXP’s basis difference	18	31	—	49
Other adjustment (3)	207	50	—	257
BXP’s share of depreciation & amortization	14,837	11,849	—	26,686

BXP’s share of FFO	$21,836	$32,271	$—	$54,107

Reconciliation of Partners’ share of Net Operating Income (2)
Rental revenue	$29,701	$43,966	$—	$73,667
Less: Termination income	—	1,852	—	1,852

Rental revenue—subtotal	29,701	42,114	—	71,815
Operating expenses	10,818	14,805	—	25,623

Net Operating Income (excluding termination income)	$18,883	$27,309	$—	$46,192

Rental revenue—subtotal	$29,701	$42,114	—	$71,815
Less: Straight-line rent and fair value lease revenue	3,694	812	—	4,506
Add: Lease transaction costs which qualify as inducements in accordance with GAAP (3)	17	—	—	17

Rental revenue—cash basis	26,024	41,302	—	67,326
Less: Operating expenses	10,818	14,805	—	25,623
Less: Straight-line ground rent expense	—	—	—	—

Net Operating Income—cash basis (excluding termination income)	$15,206	$26,497	$—	$41,703

(1)	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
(2)	Amounts based on partners’ ownership percentages.
(3)	Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12. For additional information related to second generation transaction costs, see page 42.

Boston Properties, Inc.

First Quarter 2016

PORTFOLIO OVERVIEW

for the quarter ended March 31, 2016

(dollars in thousands)

Rentable Square Footage and Percentage of Adjusted Combined Net Operating Income of In-Service Properties by Location and Type of Property (1) (2) (3)

Geographic Area	Square Feet Office (4)		% of NOI Office (3)	Square Feet Residential	% of NOI Residential (3)	Square Feet Hotel	% of NOI Hotel (3)	Square Feet Total	% of NOI Total (3)
Boston	13,400,935	(5)	28.7%	87,097	0.2%	334,260	0.3%	13,822,292	29.2%
New York	11,571,174	(5)	33.8%	—	—	—	—	11,571,174	33.8%
San Francisco	5,853,363		15.2%	—	—	—	—	5,853,363	15.2%
Washington, DC	10,066,928	(5)	21.3%	355,347	0.5%	—	—	10,422,275	21.8%

Total	40,892,400	(5)	99.0%	442,444	0.7%	334,260	0.3%	41,669,104	100.0%

% of Total	98.1%			1.1%		0.8%		100.0%

Percentage of Adjusted Combined Net Operating Income of In-Service Properties by Location (2) (3)

Geographic Area	CBD	Suburban	Total
Boston	22.8%	6.4%	29.2%
New York	31.3%	2.5%	33.8%
San Francisco	12.1%	3.1%	15.2%
Washington, DC	9.5%	12.3%	21.8%

Total	75.7%	24.3%	100.0%

Rentable Square Footage and Rental Revenue of In-Service Properties by Unit Type (6)

	Square Feet	Revenue from Consolidated Portfolio		Revenue from Unconsolidated Joint Ventures Portfolio (7)	Total	% of Total
Office	38,701,436	$487,036		$13,492	$500,528	85.5%
Retail	2,231,020	45,792		828	46,620	8.0%
Residential	406,648	3,367		—	3,367	0.6%
Hotel	330,000	8,677	(8)	—	8,677	1.5%
Parking and other	N/A	24,825	(9)	1,147	25,972	4.4%

Total	41,669,104	$569,697		$15,467	$585,164	100.0%

(1)	For disclosures relating to our definition of In-Service Properties, see page 48.
(2)	Adjusted Combined Net Operating Income (NOI) is a non-GAAP financial measure. For a quantitative reconciliation of Adjusted Combined NOI to Net Income attributable to Boston Properties, Inc. common shareholders, see page 40. For disclosures relating to our use of Adjusted Combined NOI see page 48.
(3)	The calculation for percentage of Adjusted Combined NOI excludes termination income.
(4)	Includes approximately 2,200,000 square feet of retail space.
(5)	Includes 100% of the rentable square footage of our In-Service Properties. For disclosures relating to our In-Service Properties, see pages 22-24.
(6)	Excludes recoveries from tenants.
(7)	Represents the Company’s share. For additional information on unconsolidated joint ventures, see page 18.
(8)	Excludes approximately $67 of base rent from retail tenants which is included in Retail above and approximately $13 of recoveries from tenants.
(9)	Includes approximately $2,300 of other income.

Boston Properties, Inc.

First Quarter 2016

IN-SERVICE PROPERTY LISTING

as of March 31, 2016

	Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Revenue Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
200 Clarendon Street (formerly John Hancock Tower)	CBD Boston MA	1	1,746,153	76.6%	$63.10	N	CBD
100 Federal Street (55% ownership)	CBD Boston MA	1	1,273,968	85.2%	51.12	N	CBD
800 Boylston Street—The Prudential Center	CBD Boston MA	1	1,228,925	92.8%	59.33	N	CBD
111 Huntington Avenue—The Prudential Center	CBD Boston MA	1	860,455	100.0%	62.81	N	CBD
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	67.19	N	CBD
101 Huntington Avenue—The Prudential Center	CBD Boston MA	1	505,249	96.1%	48.50	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	491,771	98.1%	81.41	N	CBD
Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.33	N	CBD

		8	6,957,583	89.7%	$61.03

355 Main Street	East Cambridge MA	1	265,342	100.0%	$69.89	N	CBD
90 Broadway	East Cambridge MA	1	223,771	100.0%	50.68	N	CBD
255 Main Street	East Cambridge MA	1	215,629	100.0%	55.01	N	CBD
300 Binney Street	East Cambridge MA	1	195,191	100.0%	52.71	N	CBD
150 Broadway	East Cambridge MA	1	177,226	100.0%	47.44	N	CBD
105 Broadway	East Cambridge MA	1	152,664	100.0%	60.84	N	CBD
325 Main Street	East Cambridge MA	1	115,361	100.0%	46.67	N	CBD
145 Broadway	East Cambridge MA	1	79,616	100.0%	55.93	N	CBD
250 Binney Street	East Cambridge MA	1	67,362	100.0%	42.75	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	46.75	Y	CBD

		10	1,687,444	100.0%	$54.28

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	1,008,703	78.9%	$35.77	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	528,885	99.5%	34.03	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	84.2%	37.22	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	52.21	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	95.2%	34.06	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	300,573	85.1%	34.05	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	99.3%	34.62	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	47.00	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	40.79	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	18.83	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,858	88.1%	26.17	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.14	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,542	81.6%	22.47	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	119,216	100.0%	26.55	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	37.81	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	44.61	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	24.47	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	44.26	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	31.34	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	41.91	N	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S
(3) The Point (formerly 99 Third Avenue Retail)	Route 128 Northwest MA	1	16,300	84.7%	50.24	N	S

		30	4,755,908	89.4%	$35.53

	Total Boston Office:	48	13,400,935	90.9%	$51.13

Residential
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097			N	CBD

	Total Boston Residential:	1	87,097

Hotel
Boston Marriott Cambridge (433 rooms)	East Cambridge MA	1	334,260			N	CBD

	Total Boston Hotel:	1	334,260

	Total Boston:	50	13,822,292

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(3)	Not included in Same Property analysis.

Boston Properties, Inc.

First Quarter 2016

IN-SERVICE PROPERTY LISTING (continued)

as of March 31, 2016

	Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Revenue Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
New York
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,822,412	98.5%	$144.30	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,710,383	98.9%	90.10	N	CBD
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,633,884	94.0%	93.57	Y	CBD
599 Lexington Avenue	Park Avenue NY	1	1,057,978	99.3%	81.46	Y	CBD
Times Square Tower (55% ownership)	Times Square NY	1	1,247,454	100.0%	76.84	N	CBD
250 West 55th Street	Times Square / West Side NY	1	986,823	77.5%	84.50	N	CBD
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	100.0%	118.99	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,695	96.2%	100.30	Y	CBD

		8	9,098,227	95.8%	$99.97

One Tower Center	East Brunswick NJ	1	412,797	26.5%	$30.51	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	34.24	N	S
210 Carnegie Center	Princeton NJ	1	162,372	79.3%	32.82	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.87	N	S
212 Carnegie Center	Princeton NJ	1	151,547	86.9%	36.26	N	S
214 Carnegie Center	Princeton NJ	1	150,774	67.6%	33.28	N	S
506 Carnegie Center	Princeton NJ	1	149,110	35.4%	31.81	N	S
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	32.88	N	S
202 Carnegie Center	Princeton NJ	1	134,068	80.5%	37.96	N	S
101 Carnegie Center	Princeton NJ	1	127,237	87.3%	33.93	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.59	N	S
502 Carnegie Center	Princeton NJ	1	121,460	91.3%	36.73	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	39.28	N	S
104 Carnegie Center	Princeton NJ	1	102,830	83.6%	33.18	N	S
105 Carnegie Center	Princeton NJ	1	69,955	62.7%	32.27	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	34.24	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	35.30	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	32.71	N	S

		17	2,472,947	75.8%	$34.00

	Total New York:	25	11,571,174	91.5%	$88.28

San Francisco
Office
Embarcadero Center Four	CBD San Francisco CA	1	937,494	88.2%	$60.64	Y	CBD
Embarcadero Center One	CBD San Francisco CA	1	831,067	97.0%	55.00	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	781,456	87.4%	58.46	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	776,541	91.1%	53.55	N	CBD
680 Folsom Street	CBD San Francisco CA	2	524,793	98.4%	58.05	N	CBD
(3) 535 Mission Street	CBD San Francisco CA	1	307,235	86.7%	70.19	N	CBD
(4) 690 Folsom Street	CBD San Francisco CA	1	26,080	55.2%	73.69	N	CBD

		8	4,184,666	91.3%	$58.10

601 and 651 Gateway	South San Francisco CA	2	506,279	99.6%	$38.89	N	S
611 Gateway	South San Francisco CA	1	260,337	23.6%	38.33	N	S
Mountain View Research Park	Mountain View CA	15	540,433	100.0%	39.61	N	S
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	56.27	N	S
453 Ravendale Drive	Mountain View CA	1	29,620	76.5%	36.32	N	S
(5) North First Business Park	San Jose CA	5	190,636	100.0%	17.31	N	S

		25	1,668,697	87.6%	$37.96

	Total San Francisco:	33	5,853,363	90.2%	$52.53

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(3)	Not included in Same Property analysis. Including leases with future commencement dates, this property is 99% leased as of April 22, 2016.
(4)	Not included in Same Property analysis. Including leases with future commencement dates, this property is 100% leased as of April 22, 2016.
(5)	Property held for redevelopment.

Boston Properties, Inc.

First Quarter 2016

IN-SERVICE PROPERTY LISTING (continued)

as of March 31, 2016

	Sub Market	Number of Buildings	Square Feet	Leased % (1)		Annualized Revenue Per Leased SF (2)		Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	99.8%		$57.64		N	CBD
500 E Street, S.W.	Southwest Washington DC	1	251,994	100.0%		45.61		N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	589,529	77.6%		63.47		Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,680	92.4%		58.66		Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	414,294	80.0%		63.64		Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%		87.59		N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%		46.24		N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,169	98.3%		61.04		N	CBD
Sumner Square	CBD Washington DC	1	208,892	100.0%		49.33		N	CBD
500 North Capitol Street, N.W. (30% ownership)	Capitol Hill Washington DC	1	230,859	97.5%		66.64		Y	CBD

		10	3,892,648	93.1%		$61.17

South of Market	Reston VA	3	623,665	92.5%		$53.34		N	S
Fountain Square	Reston VA	2	521,598	94.4%		46.84		Y	S
One Freedom Square	Reston VA	1	432,581	95.9%		46.91		N	S
Two Freedom Square	Reston VA	1	421,757	100.0%		45.26		N	S
One and Two Discovery Square	Reston VA	2	366,990	97.8%		43.69		N	S
One Reston Overlook	Reston VA	1	319,519	100.0%		37.99		N	S
Reston Corporate Center	Reston VA	2	261,046	100.0%		39.30		N	S
Democracy Tower	Reston VA	1	259,441	100.0%		58.29		N	S
Fountain Square Retail	Reston VA	1	237,209	96.0%		53.30		Y	S
Two Reston Overlook	Reston VA	1	134,615	100.0%		37.04		N	S

		15	3,578,421	96.9%		$46.93

Wisconsin Place Office	Montgomery County MD	1	299,186	97.6%		$54.11		N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	64.2%		35.70		N	S
New Dominion Technology Park—Building Two	Herndon VA	1	257,400	100.0%		39.34		N	S
New Dominion Technology Park—Building One	Herndon VA	1	235,201	100.0%		33.67		Y	S
Kingstowne Two	Springfield VA	1	156,251	93.7%		41.52		N	S
Kingstowne One	Springfield VA	1	151,483	75.6%		39.66		N	S
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%		18.37		N	S
7435 Boston Boulevard	Springfield VA	1	103,557	67.1%		22.45		N	S
8000 Grainger Court	Springfield VA	1	88,775	37.6%		23.64		N	S
Kingstowne Retail	Springfield VA	1	88,288	100.0%		35.98		N	S
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		16.13		N	S
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%		28.50		N	S
7450 Boston Boulevard	Springfield VA	1	62,402	0.0%		—		N	S
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		17.55		N	S
8000 Corporate Court	Springfield VA	1	52,539	100.0%		13.79		N	S
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		25.71		N	S
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%		21.22		N	S
7375 Boston Boulevard	Springfield VA	1	26,865	79.2%		28.50		N	S
(3) Annapolis Junction Building Seven (50% ownership)	Anne Arundel County MD	1	127,229	100.0%		31.79		Y	S
(3) Annapolis Junction Building Eight (50% ownership)	Anne Arundel County MD	1	125,685	0.0%		—		Y	S
Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%		29.74		Y	S
Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	50.8%		129.17		Y	S

		22	2,595,859	79.4%		$37.34

	Total Washington Office:	47	10,066,928	90.9%		$50.41

Residential
The Avant at Reston Town Center (359 units)	Reston VA	1	355,347					N	S

	Total Washington Residential:	1	355,347

	Total Washington, DC:	48	10,422,275

	Total In-Service Properties:	156	41,669,104	91.0	%(4)	$61.73	(4)

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(3)	Not included in Same Property analysis.
(4)	Excludes Hotel and Residential properties. For disclosures relating to our Hotel and Residential properties, see page 38.

Boston Properties, Inc.

First Quarter 2016

OCCUPANCY BY LOCATION

Total In-Service Properties (1)

	CBD		Suburban		Total
Location	31-Mar-16	31-Mar-15	31-Mar-16	31-Mar-15	31-Mar-16	31-Mar-15
Boston	91.7%	88.0%	89.4%	89.5%	90.9%	88.5%
New York	95.8%	93.1%	75.8%	80.5%	91.5%	90.4%
San Francisco	91.3%	94.2%	87.6%	77.9%	90.2%	88.3%
Washington, DC	93.1%	96.1%	89.5%	92.2%	90.9%	93.8%

Total Portfolio	93.3%	92.0%	87.0%	87.4%	91.0%	90.3%

Same Property Portfolio (1) (2)

	CBD		Suburban		Total
Location	31-Mar-16	31-Mar-15	31-Mar-16	31-Mar-15	31-Mar-16	31-Mar-15
Boston	91.7%	87.7%	89.4%	89.4%	90.9%	88.3%
New York	95.8%	93.1%	75.8%	80.5%	91.5%	90.4%
San Francisco	91.9%	94.2%	87.6%	97.0%	90.6%	95.1%
Washington, DC	93.1%	95.8%	91.2%	92.2%	92.0%	93.6%

Total Portfolio	93.4%	91.8%	87.7%	89.9%	91.3%	91.1%

(1)	Includes 100% of joint venture properties. Does not include residential and hotel properties.
(2)	For disclosures related to our definition of Same Properties, see page 48.

Boston Properties, Inc.

First Quarter 2016

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS (1)

	Tenant	% of Portfolio
1.	Citibank	3.30%
2.	US Government	2.87%
3.	Arnold & Porter	2.25%
4.	Biogen	2.08%
5.	Shearman & Sterling	1.81%
6.	Ropes & Gray	1.67%
7.	Kirkland & Ellis	1.42%
8.	O’Melveny & Myers	1.41%
9.	Wellington Management	1.33%
10.	Bank of America	1.31%
11.	Weil Gotshal Manges	1.31%
12.	Morgan Lewis Bockius	1.25%
13.	Microsoft	1.12%
14.	Google	1.12%
15.	Aramis (Estee Lauder)	1.07%
16.	Kaye Scholar	1.00%
17.	Reed Smith	0.96%
18.	Mass Financial Services	0.92%
19.	Morrison Foerster	0.90%
20.	Hunton & Williams	0.88%

	Total% of BXP’s Share of Portfolio Revenue	29.98%

	Total% of Portfolio Square Feet	23.97%

NOTABLE SIGNED DEALS (2)

Tenant	Property	Sq. Ft.
salesforce.com	Salesforce Tower	732,000
Putnam Investments	100 Federal Street	249,000

TENANT DIVERSIFICATION (1)

(1)	Percentages are based on the Company’s share of consolidated and unconsolidated annualized revenue. For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Represents leases signed with occupancy commencing in the future.

Boston Properties, Inc.

First Quarter 2016

LEASE EXPIRATIONS (1) (2) (3)

IN-SERVICE OFFICE PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2016	1,798,891	$95,057,551	$52.84	$95,575,620	$53.13	4.63	%(4)
2017	2,747,557	163,595,275	59.54	165,949,756	60.40	7.06%
2018	1,605,096	94,783,295	59.05	96,416,449	60.07	4.13%
2019	3,287,910	169,837,189	51.66	175,606,376	53.41	8.45%
2020	4,327,700	273,358,060	63.16	284,326,182	65.70	11.13%
2021	2,983,675	154,743,336	51.86	172,298,015	57.75	7.67%
2022	3,883,366	217,340,705	55.97	239,490,415	61.67	9.99%
2023	1,299,711	70,313,049	54.10	81,308,211	62.56	3.34%
2024	2,628,429	151,223,922	57.53	170,003,520	64.68	6.76%
2025	2,209,587	130,386,420	59.01	147,189,144	66.61	5.68%
Thereafter	8,597,200	607,081,109	70.61	778,282,156	90.53	22.11%

IN-SERVICE RETAIL PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step -ups - p.s.f.	Percentage of Total Square Feet
2016	218,969	$15,163,044	$69.25	$15,303,627	$69.89	10.94	%(4)
2017	165,636	15,549,869	93.88	15,655,287	94.52	8.27%
2018	239,022	21,225,020	88.80	22,204,004	92.90	11.94%
2019	90,157	6,420,188	71.21	6,570,627	72.88	4.50%
2020	186,935	11,861,726	63.45	12,351,641	66.07	9.34%
2021	150,106	20,537,228	136.82	22,307,645	148.61	7.50%
2022	200,108	18,097,482	90.44	19,256,498	96.23	9.99%
2023	196,555	18,203,076	92.61	20,582,570	104.72	9.82%
2024	112,560	9,789,413	86.97	11,606,598	103.11	5.62%
2025	130,667	8,609,221	65.89	9,685,073	74.12	6.53%
Thereafter	311,673	25,508,767	81.84	34,441,743	110.51	15.57%

TOTAL IN-SERVICE PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2016	2,017,860	$110,220,595	$54.62	$110,879,247	$54.95	4.93	%(4)
2017	2,913,193	179,145,144	61.49	181,605,043	62.34	7.12%
2018	1,844,118	116,008,315	62.91	118,620,453	64.32	4.51%
2019	3,378,067	176,257,377	52.18	182,177,002	53.93	8.26%
2020	4,514,635	285,219,786	63.18	296,677,823	65.71	11.04%
2021	3,133,781	175,280,563	55.93	194,605,661	62.10	7.66%
2022	4,083,474	235,438,187	57.66	258,746,913	63.36	9.99%
2023	1,496,266	88,516,125	59.16	101,890,781	68.10	3.66%
2024	2,740,989	161,013,335	58.74	181,610,118	66.26	6.70%
2025	2,340,254	138,995,641	59.39	156,874,216	67.03	5.72%
Thereafter	8,908,873	632,589,876	71.01	812,723,899	91.23	21.79%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

First Quarter 2016

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

OFFICE

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2016	545,645	$20,627,103	$37.80	$20,433,057	$37.45	(4)
2017	612,397	26,146,100	42.69	26,311,902	42.97
2018	442,985	18,737,134	42.30	19,247,358	43.45
2019	1,134,549	54,303,233	47.86	55,315,015	48.76
2020	531,263	25,506,134	48.01	26,470,453	49.83
2021	956,963	37,366,593	39.05	39,059,188	40.82
2022	1,570,620	75,136,201	47.84	79,422,902	50.57
2023	455,614	23,427,334	51.42	27,041,417	59.35
2024	516,500	23,974,518	46.42	26,988,227	52.25
2025	1,094,575	61,615,570	56.29	68,527,259	62.61
Thereafter	3,415,060	195,298,223	57.19	225,748,887	66.10

RETAIL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2016	48,943	$3,711,809	$75.84	$3,822,527	$78.10	(4)
2017	50,041	3,880,403	77.54	3,885,081	77.64
2018	140,449	6,484,679	46.17	6,510,039	46.35
2019	11,787	2,003,065	169.94	2,032,178	172.41
2020	93,309	6,027,474	64.60	6,225,013	66.71
2021	38,705	2,727,914	70.48	2,884,033	74.51
2022	94,117	5,758,364	61.18	5,723,319	60.81
2023	79,937	7,466,719	93.41	8,257,219	103.30
2024	70,570	4,189,195	59.36	4,585,930	64.98
2025	30,224	3,725,045	123.25	4,231,063	139.99
Thereafter	146,850	9,312,292	63.41	10,473,377	71.32

TOTAL PROPERTY TYPES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2016	594,588	$24,338,911	$40.93	$24,255,584	$40.79	(4)
2017	662,438	30,026,503	45.33	30,196,982	45.58
2018	583,434	25,221,813	43.23	25,757,397	44.15
2019	1,146,336	56,306,298	49.12	57,347,193	50.03
2020	624,572	31,533,608	50.49	32,695,466	52.35
2021	995,668	40,094,507	40.27	41,943,220	42.13
2022	1,664,737	80,894,565	48.59	85,146,221	51.15
2023	535,551	30,894,052	57.69	35,298,636	65.91
2024	587,070	28,163,713	47.97	31,574,157	53.78
2025	1,124,799	65,340,614	58.09	72,758,322	64.69
Thereafter	3,561,910	204,610,516	57.44	236,222,264	66.32

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

First Quarter 2016

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

OFFICE

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	28,521	$1,074,874	$37.69	$1,074,874	$37.69	(4)
Q2 2016	42,637	1,374,855	32.25	1,175,337	27.57
Q3 2016	356,612	12,990,368	36.43	12,995,841	36.44
Q4 2016	117,875	5,187,006	44.00	5,187,006	44.00

Total 2016	545,645	$20,627,103	$37.80	$20,433,057	$37.45

Q1 2017	105,908	$4,618,005	$43.60	$4,651,402	$43.92
Q2 2017	208,676	9,299,576	44.56	9,396,253	45.03
Q3 2017	62,289	2,805,173	45.03	2,824,332	45.34
Q4 2017	235,524	9,423,345	40.01	9,439,914	40.08

Total 2017	612,397	$26,146,100	$42.69	$26,311,902	$42.97

RETAIL

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	2	$92,000	$45,999.96	$92,000	$45,999.96	(4)
Q2 2016	4,296	633,678	147.50	659,478	153.51
Q3 2016	42,062	2,617,909	62.24	2,702,827	64.26
Q4 2016	2,583	368,222	142.56	368,222	142.56

Total 2016	48,943	$3,711,809	$75.84	$3,822,527	$78.10

Q1 2017	9,824	$1,208,528	$123.02	$1,207,136	$122.88
Q2 2017	28,502	1,830,242	64.21	1,832,486	64.29
Q3 2017	1,453	114,404	78.74	115,959	79.81
Q4 2017	10,262	727,228	70.87	729,500	71.09

Total 2017	50,041	$3,880,403	$77.54	$3,885,081	$77.64

TOTAL PROPERTY TYPES

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	28,523	$1,166,874	$40.91	$1,166,874	$40.91	(4)
Q2 2016	46,933	2,008,533	42.80	1,834,815	39.09
Q3 2016	398,674	15,608,277	39.15	15,698,667	39.38
Q4 2016	120,458	5,555,228	46.12	5,555,228	46.12

Total 2016	594,588	$24,338,911	$40.93	$24,255,584	$40.79

Q1 2017	115,732	$5,826,533	$50.35	$5,858,538	$50.62
Q2 2017	237,178	11,129,818	46.93	11,228,739	47.34
Q3 2017	63,742	2,919,578	45.80	2,940,291	46.13
Q4 2017	245,786	10,150,574	41.30	10,169,414	41.38

Total 2017	662,438	$30,026,503	$45.33	$30,196,982	$45.58

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

Boston Properties, Inc.

First Quarter 2016

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

OFFICE

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2016	523,900	$35,483,289	$67.73	$36,371,691	$69.42	(4)
2017	997,820	84,376,329	84.56	84,505,373	84.69
2018	528,832	42,450,416	80.27	41,909,419	79.25
2019	484,059	37,702,432	77.89	37,894,545	78.28
2020	1,868,609	152,299,961	81.50	156,904,617	83.97
2021	363,929	31,791,425	87.36	33,772,275	92.80
2022	910,361	78,335,290	86.05	84,028,966	92.30
2023	88,524	7,908,741	89.34	8,634,935	97.54
2024	1,045,255	72,043,029	68.92	78,575,592	75.17
2025	539,566	42,522,754	78.81	46,317,397	85.84
Thereafter	2,862,053	260,511,580	91.02	351,712,064	122.89

RETAIL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2016	111,436	$8,097,530	$72.67	$8,097,530	$72.67	(4)
2017	31,285	5,938,668	189.82	5,938,668	189.82
2018	8,114	8,737,711	1,076.87	9,575,025	1,180.06
2019	—	—	—	—	—
2020	3,452	253,056	73.31	253,056	73.31
2021	27,201	12,365,427	454.59	13,570,164	498.88
2022	58,093	9,877,469	170.03	10,811,467	186.11
2023	32,984	6,680,120	202.53	7,874,030	238.72
2024	11,395	3,937,740	345.57	5,069,760	444.91
2025	1,872	653,966	349.34	729,902	389.90
Thereafter	57,106	12,257,285	214.64	18,995,308	332.63

TOTAL PROPERTY TYPES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2016	635,336	$43,580,819	$68.59	$44,469,221	$69.99	(4)
2017	1,029,105	90,314,997	87.76	90,444,041	87.89
2018	536,946	51,188,127	95.33	51,484,444	95.88
2019	484,059	37,702,432	77.89	37,894,545	78.28
2020	1,872,061	152,553,017	81.49	157,157,673	83.95
2021	391,130	44,156,852	112.90	47,342,440	121.04
2022	968,454	88,212,759	91.09	94,840,433	97.93
2023	121,508	14,588,861	120.07	16,508,964	135.87
2024	1,056,650	75,980,770	71.91	83,645,352	79.16
2025	541,438	43,176,720	79.74	47,047,299	86.89
Thereafter	2,919,159	272,768,865	93.44	370,707,372	126.99

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

First Quarter 2016

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

OFFICE

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	2,258	$126,713	$56.12	$126,713	$56.12	(4)
Q2 2016	301,092	20,589,650	68.38	20,589,650	68.38
Q3 2016	162,279	11,626,317	71.64	12,495,658	77.00
Q4 2016	58,271	3,140,609	53.90	3,159,670	54.22

Total 2016	523,900	$35,483,289	$67.73	$36,371,691	$69.42

Q1 2017	74,402	$5,174,271	$69.54	$5,176,442	$69.57
Q2 2017	140,355	11,501,370	81.94	11,618,272	82.78
Q3 2017	740,849	64,560,871	87.14	64,560,871	87.14
Q4 2017	42,214	3,139,818	74.38	3,149,788	74.61

Total 2017	997,820	$84,376,329	$84.56	$84,505,373	$84.69

RETAIL

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	1,742	$2,159,508	$1,239.67	$2,159,508	$1,239.67	(4)
Q2 2016	19,142	982,442	51.32	982,442	51.32
Q3 2016	87,890	4,584,351	52.16	4,584,351	52.16
Q4 2016	2,662	371,229	139.46	371,229	139.46

Total 2016	111,436	$8,097,530	$72.67	$8,097,530	$72.67

Q1 2017	4,600	$3,383,330	$735.51	$3,383,330	$735.51
Q2 2017	626	179,490	286.72	179,490	286.72
Q3 2017	26,059	2,375,848	91.17	2,375,848	91.17
Q4 2017	—	—	—	—	—

Total 2017	31,285	$5,938,668	$189.82	$5,938,668	$189.82

TOTAL PROPERTY TYPES

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	4,000	$2,286,221	$571.56	$2,286,221	$571.56	(4)
Q2 2016	320,234	21,572,093	67.36	21,572,093	67.36
Q3 2016	250,169	16,210,667	64.80	17,080,009	68.27
Q4 2016	60,933	3,511,838	57.63	3,530,899	57.95

Total 2016	635,336	$43,580,819	$68.59	$44,469,221	$69.99

Q1 2017	79,002	$8,557,601	$108.32	$8,559,772	$108.35
Q2 2017	140,981	11,680,859	82.85	11,797,762	83.68
Q3 2017	766,908	66,936,719	87.28	66,936,719	87.28
Q4 2017	42,214	3,139,818	74.38	3,149,788	74.61

Total 2017	1,029,105	$90,314,997	$87.76	$90,444,041	$87.89

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

Boston Properties, Inc.

First Quarter 2016

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

OFFICE
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2016	309,542	$14,316,574	$46.25	$14,081,528	$45.49
2017	620,183	28,763,458	46.38	30,526,899	49.22
2018	230,573	12,854,135	55.75	13,336,065	57.84
2019	701,194	32,566,043	46.44	34,906,108	49.78
2020	635,161	39,580,941	62.32	41,322,192	65.06
2021	448,489	22,253,700	49.62	28,084,921	62.62
2022	650,215	30,994,287	47.67	37,991,481	58.43
2023	234,770	13,931,578	59.34	16,377,204	69.76
2024	445,553	24,175,074	54.26	28,175,562	63.24
2025	120,114	7,103,085	59.14	8,916,926	74.24
Thereafter	606,179	35,297,655	58.23	49,050,562	80.92

RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2016	27,510	$1,361,946	$49.51	$1,389,939	$50.52
2017	16,079	1,119,910	69.65	1,132,275	70.42
2018	34,007	2,050,575	60.30	2,082,809	61.25
2019	12,091	732,231	60.56	769,377	63.63
2020	35,924	2,189,219	60.94	2,348,273	65.37
2021	18,918	1,225,332	64.77	1,297,733	68.60
2022	27,445	1,084,951	39.53	1,159,976	42.27
2023	27,788	1,529,963	55.06	1,624,144	58.45
2024	8,545	551,910	64.59	648,935	75.94
2025	21,461	1,310,980	61.09	1,527,673	71.18
Thereafter	6,736	387,690	57.55	706,689	104.91

TOTAL PROPERTY TYPES
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2016	337,052	$15,678,520	$46.52	$15,471,466	$45.90
2017	636,262	29,883,368	46.97	31,659,174	49.76
2018	264,580	14,904,710	56.33	15,418,874	58.28
2019	713,285	33,298,274	46.68	35,675,485	50.02
2020	671,085	41,770,160	62.24	43,670,465	65.07
2021	467,407	23,479,032	50.23	29,382,653	62.86
2022	677,660	32,079,239	47.34	39,151,457	57.77
2023	262,558	15,461,541	58.89	18,001,347	68.56
2024	454,098	24,726,984	54.45	28,824,497	63.48
2025	141,575	8,414,064	59.43	10,444,599	73.77
Thereafter	612,915	35,685,345	58.22	49,757,251	81.18

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2016

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

OFFICE
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	103,316	4,615,560	44.67	4,615,560	44.67
Q3 2016	79,058	4,443,054	56.20	4,443,054	56.20
Q4 2016	127,168	5,257,960	41.35	5,022,914	39.50

Total 2016	309,542	$14,316,574	$46.25	$14,081,528	$45.49

Q1 2017	250,717	$11,081,875	$44.20	$11,096,813	$44.26
Q2 2017	111,739	4,878,525	43.66	5,045,859	45.16
Q3 2017	220,989	10,808,738	48.91	12,333,777	55.81
Q4 2017	36,738	1,994,319	54.28	2,050,450	55.81

Total 2017	620,183	$28,763,458	$46.38	$30,526,899	$49.22

RETAIL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	1,875	117,182	62.50	144,571	77.10
Q3 2016	4,305	246,335	57.22	246,938	57.36
Q4 2016	21,330	998,429	46.81	998,429	46.81

Total 2016	27,510	$1,361,946	$49.51	$1,389,939	$50.52

Q1 2017	832	$87,648	$105.35	$89,259	$107.28
Q2 2017	130	25,304	194.65	26,046	200.35
Q3 2017	8,793	627,750	71.39	635,805	72.31
Q4 2017	6,324	379,208	59.96	381,166	60.27

Total 2017	16,079	$1,119,910	$69.65	$1,132,275	$70.42

TOTAL PROPERTY TYPES
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	105,191	4,732,742	44.99	4,760,132	45.25
Q3 2016	83,363	4,689,388	56.25	4,689,992	56.26
Q4 2016	148,498	6,256,389	42.13	6,021,343	40.55

Total 2016	337,052	$15,678,520	$46.52	$15,471,466	$45.90

Q1 2017	251,549	$11,169,523	$44.40	$11,186,072	$44.47
Q2 2017	111,869	4,903,829	43.84	5,071,904	45.34
Q3 2017	229,782	11,436,488	49.77	12,969,582	56.44
Q4 2017	43,062	2,373,527	55.12	2,431,616	56.47

Total 2017	636,262	$29,883,368	$46.97	$31,659,174	$49.76

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2016

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

OFFICE

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2016	419,804	$24,630,586	$58.67	$24,689,344	$58.81	(4)(5)
2017	517,157	24,309,388	47.01	24,605,582	47.58	(5)
2018	402,706	20,741,610	51.51	21,923,607	54.44
2019	968,108	45,265,480	46.76	47,490,708	49.06
2020	1,292,667	55,971,024	43.30	59,628,921	46.13
2021	1,214,294	63,331,618	52.16	71,381,632	58.78
2022	752,170	32,874,927	43.71	38,047,065	50.58
2023	520,803	25,045,397	48.09	29,254,655	56.17
2024	621,121	31,031,301	49.96	36,264,139	58.38
2025	455,332	19,145,013	42.05	23,427,563	51.45
Thereafter	1,713,908	115,973,651	67.67	151,770,644	88.55

RETAIL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2016	31,080	$1,991,759	$64.08	$1,993,631	$64.15	(4)
2017	68,231	4,610,889	67.58	4,699,264	68.87
2018	56,452	3,952,056	70.01	4,036,131	71.50
2019	66,279	3,684,893	55.60	3,769,072	56.87
2020	54,250	3,391,977	62.52	3,525,299	64.98
2021	65,282	4,218,555	64.62	4,555,716	69.79
2022	20,453	1,376,697	67.31	1,561,736	76.36
2023	55,846	2,526,274	45.24	2,827,178	50.62
2024	22,050	1,110,568	50.37	1,301,973	59.05
2025	77,110	2,919,231	37.86	3,196,435	41.45
Thereafter	100,981	3,551,500	35.17	4,266,368	42.25

TOTAL PROPERTY TYPES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2016	450,884	$26,622,345	$59.04	$26,682,975	$59.18	(4)
2017	585,388	28,920,277	49.40	29,304,845	50.06
2018	459,158	24,693,665	53.78	25,959,738	56.54
2019	1,034,387	48,950,373	47.32	51,259,780	49.56
2020	1,346,917	59,363,001	44.07	63,154,220	46.89
2021	1,279,576	67,550,172	52.79	75,937,348	59.35
2022	772,623	34,251,624	44.33	39,608,802	51.27
2023	576,649	27,571,671	47.81	32,081,834	55.63
2024	643,171	32,141,869	49.97	37,566,111	58.41
2025	532,442	22,064,243	41.44	26,623,997	50.00
Thereafter	1,814,889	119,525,151	65.86	156,037,012	85.98

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 50,185 and 9,570 square feet of Sensitive Compartmented Information Facility (SCIF) space in 2016 and 2017, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $48.93 and $49.09 and $45.63 and $46.19, respectively.

Boston Properties, Inc.

First Quarter 2016

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

OFFICE
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	58,145	$4,363,973	$75.05	$4,363,973	$75.05	(4)
Q2 2016	167,487	8,379,042	50.03	8,415,481	50.25	(5)
Q3 2016	62,466	5,882,391	94.17	5,889,972	94.29	(5)
Q4 2016	131,706	6,005,180	45.60	6,019,917	45.71

Total 2016	419,804	$24,630,586	$58.67	$24,689,344	$58.81

Q1 2017	127,456	$5,490,812	$43.08	$5,554,584	$43.58
Q2 2017	41,026	2,862,213	69.77	2,933,406	71.50	(5)
Q3 2017	286,872	12,755,397	44.46	12,794,602	44.60
Q4 2017	61,803	3,200,967	51.79	3,322,990	53.77

Total 2017	517,157	$24,309,388	$47.01	$24,605,582	$47.58

RETAIL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	—	$—	$—	$—	$—
Q2 2016	2,507	243,043	96.95	243,043	96.95
Q3 2016	4,047	291,414	72.01	293,286	72.47
Q4 2016	24,526	1,457,303	59.42	1,457,303	59.42

Total 2016	31,080	$1,991,759	$64.08	$1,993,631	$64.15

Q1 2017	26,393	$1,576,708	$59.74	$1,578,067	$59.79
Q2 2017	17,944	1,545,861	86.15	1,605,861	89.49
Q3 2017	6,842	446,730	65.29	446,730	65.29
Q4 2017	17,052	1,041,590	61.08	1,068,605	62.67

Total 2017	68,231	$4,610,889	$67.58	$4,699,264	$68.87

TOTAL PROPERTY TYPES
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2016	58,145	$4,363,973	$75.05	$4,363,973	$75.05	(4)
Q2 2016	169,994	8,622,085	50.72	8,658,523	50.93
Q3 2016	66,513	6,173,804	92.82	6,183,258	92.96
Q4 2016	156,232	7,462,483	47.77	7,477,220	47.86

Total 2016	450,884	$26,622,345	$59.04	$26,682,975	$59.18

Q1 2017	153,849	$7,067,520	$45.94	$7,132,651	$46.36
Q2 2017	58,970	4,408,074	74.75	4,539,268	76.98
Q3 2017	293,714	13,202,126	44.95	13,241,331	45.08
Q4 2017	78,855	4,242,556	53.80	4,391,595	55.69

Total 2017	585,388	$28,920,277	$49.40	$29,304,845	$50.06

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 14,041, 36,144, and 9,570 square feet of Sensitive Compartmented Information Facility (SCIF) space in Q2 2016, Q3 2016, and Q2 2017, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $43.46 and $43.70, $39.83 and $40.12, and $54.48 and $56.38, respectively.

Boston Properties, Inc.

First Quarter 2016

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	160,760	$10,180,220	$63.33	$10,296,411	$64.05	(4)	253,755	$13,661,322	$53.84	$13,454,269	$53.02
2017	259,916	16,338,639	62.86	16,450,569	63.29		372,805	21,869,872	58.66	23,395,348	62.75
2018	318,716	16,443,636	51.59	16,763,046	52.60		218,957	13,038,923	59.55	13,453,204	61.44
2019	652,503	36,929,463	56.60	37,433,943	57.37		246,892	13,975,090	56.60	14,690,348	59.50
2020	437,533	25,339,673	57.91	26,088,504	59.63		595,438	38,399,674	64.49	39,970,123	67.13
2021	395,140	21,939,586	55.52	22,709,322	57.47		368,717	20,593,397	55.85	25,518,233	69.21
2022	969,079	55,067,754	56.82	58,982,387	60.86		326,724	17,614,112	53.91	21,681,350	66.36
2023	404,098	26,773,662	66.26	30,130,762	74.56		221,901	13,322,529	60.04	15,158,692	68.31
2024	285,278	16,452,031	57.67	18,442,402	64.65		429,586	23,771,016	55.33	27,613,505	64.28
2025	684,479	44,240,779	64.63	49,522,969	72.35		135,933	8,220,349	60.47	10,192,437	74.98
Thereafter	3,278,777	195,709,961	59.69	225,789,162	68.86		612,915	35,685,345	58.22	49,757,251	81.18

	New York						Washington, DC
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	480,033	$38,365,720	$79.92	$39,039,962	$81.33	(4)	139,187	$8,745,004	$62.83	$8,748,717	$62.86	(4)
2017	865,285	84,298,806	97.42	84,403,707	97.54		336,584	15,982,132	47.48	16,057,746	47.71
2018	319,432	43,873,945	137.35	43,973,081	137.66		117,191	6,825,875	58.25	7,208,851	61.51
2019	329,221	32,048,942	97.35	32,117,363	97.56		406,968	26,266,356	64.54	27,994,219	68.79
2020	1,557,489	141,820,255	91.06	145,802,205	93.61		449,893	24,388,462	54.21	26,314,488	58.49
2021	305,527	41,350,169	135.34	44,373,610	145.24		549,048	35,015,618	63.78	39,684,248	72.28
2022	906,135	86,169,224	95.10	92,609,784	102.20		79,476	4,642,509	58.41	5,238,024	65.91
2023	113,209	14,324,664	126.53	16,228,170	143.35		68,048	4,555,708	66.95	5,384,241	79.12
2024	672,248	62,622,999	93.15	69,499,403	103.38		182,005	11,837,636	65.04	13,950,329	76.65
2025	407,691	38,344,984	94.05	41,730,999	102.36		77,995	3,937,605	50.49	4,850,602	62.19
Thereafter	2,750,031	267,460,102	97.26	364,638,735	132.59		1,536,297	107,739,672	70.13	140,983,413	91.77

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential and hotel properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

First Quarter 2016

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	433,828	$14,158,691	$32.64	$13,959,173	$32.18	(4)	83,297	$2,017,197	$24.22	$2,017,197	$24.22
2017	402,522	13,687,863	34.01	13,746,413	34.15		263,457	8,013,496	30.42	8,263,826	31.37
2018	264,718	8,778,177	33.16	8,994,351	33.98		45,623	1,865,787	40.90	1,965,670	43.09
2019	493,833	19,376,835	39.24	19,913,251	40.32		466,393	19,323,185	41.43	20,985,136	44.99
2020	187,039	6,193,935	33.12	6,606,962	35.32		75,647	3,370,486	44.56	3,700,342	48.92
2021	600,528	18,154,921	30.23	19,233,898	32.03		98,690	2,885,635	29.24	3,864,420	39.16
2022	695,658	25,826,811	37.13	26,163,834	37.61		350,936	14,465,127	41.22	17,470,107	49.78
2023	131,453	4,120,390	31.34	5,167,874	39.31		40,657	2,139,012	52.61	2,842,655	69.92
2024	301,792	11,711,682	38.81	13,131,756	43.51		24,512	955,968	39.00	1,210,992	49.40
2025	440,320	21,099,835	47.92	23,235,352	52.77		5,642	193,716	34.33	252,162	44.69
Thereafter	283,133	8,900,555	31.44	10,433,102	36.85		—	—	—	—	—

	New York						Washington, DC
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2016	155,303	$5,215,099	$33.58	$5,429,259	$34.96	(4)	311,697	$17,877,341	$57.35	$17,934,258	$57.54	(4)(5)
2017	163,820	6,016,191	36.72	6,040,334	36.87		248,804	12,938,145	52.00	13,247,099	53.24	(5)
2018	217,514	7,314,183	33.63	7,511,363	34.53		341,967	17,867,791	52.25	18,750,887	54.83
2019	154,838	5,653,491	36.51	5,777,182	37.31		627,419	22,684,016	36.15	23,265,561	37.08
2020	314,572	10,732,762	34.12	11,355,467	36.10		897,024	34,974,539	38.99	36,839,732	41.07
2021	85,603	2,806,683	32.79	2,968,830	34.68		730,528	32,534,554	44.54	36,253,100	49.63
2022	62,319	2,043,535	32.79	2,230,649	35.79		693,147	29,609,115	42.72	34,370,778	49.59
2023	8,299	264,197	31.83	280,795	33.83		508,601	23,015,963	45.25	26,697,593	52.49
2024	384,402	13,357,770	34.75	14,145,949	36.80		461,166	20,304,233	44.03	23,615,782	51.21
2025	133,747	4,831,735	36.13	5,316,299	39.75		454,447	18,126,638	39.89	21,773,396	47.91
Thereafter	169,128	5,308,764	31.39	6,068,637	35.88		278,592	11,785,479	42.30	15,053,599	54.03

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential and hotel properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 50,185 and 9,570 square feet of Sensitive Compartmented Information Facility (SCIF) space in 2016 and 2017, respectively. Excluding the SCIF space, the current and future expiring rental rates per square foot would be $43.34 and $43.55 and $49.28 and $50.52, respectively.

Boston Properties, Inc.

First Quarter 2016

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy	First Quarter		Percent
	2016	2015	Change
The Avant at Reston Town Center (359 units)
Reston, VA
Average Monthly Rental Rate (1)	$2,327	$2,244	3.7%
Average Rental Rate Per Occupied Square Foot (1)	$2.55	$2.45	4.1%
Average Physical Occupancy (1) (2)	92.9%	80.1%	16.0%
Average Economic Occupancy (2)	92.8%	76.9%	20.7%
The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (3)	$4,153	$4,012	3.5%
Average Rental Rate Per Occupied Square Foot (3)	$4.57	$4.44	2.9%
Average Physical Occupancy (2) (3)	96.1%	98.1%	(2.0)%
Average Economic Occupancy (2)	97.6%	98.8%	(1.2)%
Boston Marriott Cambridge (433 rooms)
Cambridge, MA
Average Occupancy	75.2%	78.7%	(4.4)%
Average Daily Rate	$223.48	$223.34	0.1%
Revenue per available room	$168.08	$175.86	(4.4)%

Net Operating Income (dollars in thousands)	Residential					Hotel
	First Quarter				Percent	First Quarter		Percent
	2016		2015(4)		Change	2016	2015	Change
Rental Revenue	$4,049	(5)	$6,854	(5)	(40.9)%	$8,757	$9,085	(3.6)%
Operating expenses and real estate taxes	1,600		3,546		(54.9)%	7,634	7,576	0.8%

Net Operating Income	$2,449	(5)	$3,308	(5)	(26.0)%	$1,123	$1,509	(25.6)%

Rental Revenue	$4,049		$6,854			$8,757	$9,085
Less: Straight-line rent and fair value lease revenue	18		34		(47.1)%	1	1	—

Rental Revenue—cash basis	4,031		6,820		(40.9)%	8,756	9,084	(3.6)%
Less: Operating expenses and real estate taxes	1,600		3,546		(54.9)%	7,634	7,576	0.8%
Add: Straight-line ground rent expense	—		79		(100.0)%	—	—	0.0%

Net Operating Income—cash basis	$2,431		$3,353		(27.5)%	$1,122	$1,508	(25.6)%

(1)	Excludes 26,179 square feet of retail space which is 100% leased.
(2)	For disclosures related to our definition of Average Physical and Average Economic Occupancy, see page 49.
(3)	Excludes 9,617 square feet of retail space which is 100% leased.
(4)	Includes the Residences on The Avenue, which was sold on March 17, 2015 and had approximately $1.2 million of net operating income and approximately $1.3 million of net operating income - cash basis for the three months ended March 31, 2015.
(5)	Includes 35,796 square feet of retail space, which had revenue of approximately $0.5 million for the three months ended March 31, 2016, and 85,324 square feet of retail space, which had revenue of approximately $1.1 million for the three months ended March 31, 2015.

Boston Properties, Inc.

First Quarter 2016

SAME PROPERTY PERFORMANCE

Office and Hotel & Residential Properties

	Office (1)	Hotel & Residential (1)	Total
Number of Properties	148	3	151
Square feet	40,289,871	776,704	41,066,575
Percent of properties in-service	98.5%	100.0%	98.6%
Occupancy @ 3/31/2015	91.1%	N/A	91.1%
Occupancy @ 3/31/2016	91.3%	N/A	91.3%
Percent change from 1st quarter 2016 over 1st quarter 2015 (2):
Rental revenue	2.1%	0.8%
Operating expenses and real estate taxes	0.8%	1.5%
Consolidated Net Operating Income (3)	2.9%	(1.0)%	2.9	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)			(32.5	)%(2)
Combined Net Operating Income (3)			1.5%
Adjusted Combined Net Operating Income (3) (5)			2.8%
Rental revenue - cash basis	5.1%	0.8%
Consolidated Net Operating Income (3) - cash basis (6)	7.8%	(0.8)%	7.8	%(2)
Net Operating Income - cash basis (6) - BXP’s share of unconsolidated joint ventures			(41.1	)%(2)
Combined Net Operating Income (3) - cash basis (6)			5.6%
Adjusted Combined Net Operating Income (3) (5) - cash basis (6)			7.0%

Same Property Lease Analysis - quarter ended March 31, 2016

Total Office
Vacant space available @ 1/1/2016 (sf)	3,336,787
Property dispositions/ properties taken out of service (sf)	—
Square footage of leases expiring or terminated 1/1/2016-3/31/2016	1,594,867

Total space for lease (sf)	4,931,654

New tenants (sf)	840,024
Renewals (sf)	583,473

Total space leased (sf)	1,423,497

Space available @ 3/31/2016 (sf)	3,508,157

Net (increase)/decrease in available space (sf)	(171,370)
Second generation leasing information: (6)
Leases commencing during the period (sf)	1,376,563
Weighted average lease term (months)	93
Weighted average free rent period (days)	73
Total transaction costs per square foot (7)	$48.87
Increase (decrease) in gross rents (8)	16.39%
Increase (decrease) in net rents (9)	26.06%

(1)	Includes revenue and expenses from retail properties and tenants.
(2)	See page 41 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to Net income attributable to Boston Properties, Inc. common shareholders, see page 40. For disclosures relating to our use of Combined NOI, Consolidated NOI and Adjusted Combined NOI see page 48.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 18.
(5)	Represents Combined NOI, which is Consolidated NOI plus our share of unconsolidated joint ventures NOI, less our partners’ share of NOI from consolidated joint ventures as reconciled on page 20.
(6)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 40.
(7)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 1,376,563 square feet of second generation leases that commenced in Q1 2016, leases for 1,242,079 square feet were signed in prior periods.
(8)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(9)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,189,205 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(10)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,189,205 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).

Boston Properties, Inc.

First Quarter 2016

RECONCILIATION OF NET INCOME TO NET OPERATING INCOME

(in thousands)

	For the three months ended
	March 31, 2016	March 31, 2015
Net income attributable to Boston Properties, Inc. common shareholders	$181,747	$171,182
Preferred dividends	2,618	2,589

Net income attributable to Boston Properties, Inc.	184,365	173,771
Net income attributable to noncontrolling interests:
Noncontrolling interest—common units of the Operating Partnership	21,393	20,188
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	3
Noncontrolling interest in property partnerships (1)	10,464	15,208

Net income	216,222	209,170
Gains on sales of real estate	(67,623)	(95,084)

Income before gains on sales of real estate	148,599	114,086
Add:
Interest expense	105,309	108,757
Depreciation and amortization	159,448	154,223
Transaction costs	25	327
General and administrative expense	29,353	28,791
Subtract:
Gains from investments in securities	(259)	(393)
Interest and other income	(1,505)	(1,407)
Income from unconsolidated joint ventures	(1,791)	(14,834)
Development and management services income	(6,689)	(5,328)

Consolidated Net Operating Income	432,490	384,222
Add:
Net Operating Income from unconsolidated joint ventures (BXP’s share) (2)	10,161	14,586

Combined Net Operating Income	442,651	398,808
Subtract:
Net Operating Income from non Same Properties (3)	(11,733)	(9,924)
Termination income	(51,297)	(14,924)

Combined Same Property Net Operating Income	379,621	373,960
Subtract:
Partners’ share of consolidated joint ventures’ Net Operating Income (4)	(46,192)	(54,854)
Add:
Partners’ share of consolidated joint ventures’ Net Operating Income from non Same Properties (3)(5)	—	5,258

Adjusted Combined Same Property Net Operating Income (BXP’s share)	$333,429	$324,364

Net Operating Income - cash basis reconciliation
Combined Same Property Net Operating Income	$379,621	$373,960
Subtract:
Straight-line rent and fair value lease revenue	(17,160)	(37,074)
Add:
Straight-line ground rent expense (6)	987	1,117
Lease transaction costs which qualify as inducements in accordance with GAAP (7)	423	6,452

Combined Same Property Net Operating Income—cash basis	363,871	344,455
Subtract:
Partners’ share of Net Operating Income—cash basis from Same Properties (3) (4)	(41,703)	(43,319)

Adjusted Combined Same Property Net Operating Income—cash basis (BXP’s share)	$322,168	$301,136

(1)	These partnerships include 505 9th Street, N.W. in Washington, DC, which was sold on September 18, 2015, Fountain Square in Reston, VA, of which the Company acquired the remaining 50% interest on September 15, 2015, 767 Fifth Avenue (The GM Building), 601 Lexington Avenue and Times Square Tower in New York City and 100 Federal Street and Atlantic Wharf Office Building in Boston, MA. For additional information, refer to page 9.
(2)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 18.
(3)	Pages 22-24 indicate by footnote the properties which are not included as part of Same Property Net Operating Income. Non Same Properties include dispositions that occurred prior to March 31, 2016 and therefore are no longer a part of the Company’s property portfolio.
(4)	For disclosures related to the calculation of Partners’ share of Net Operating Income and Net Operating Income - cash basis from consolidated joint ventures, see page 20.
(5)	On September 15, 2015, the Company acquired its partner’s 50% interest in the entity that owns Fountain Square. As a result, the partner’s share of Net Operating Income for the three months ended March 31, 2015 is included in Partners’ share of consolidated joint ventures’ Net Operating Income from non Same Properties.
(6)	For additional information, refer to page 12.
(7)	For additional information, refer to page 42.

Boston Properties, Inc.

First Quarter 2016

SAME PROPERTY NET OPERATING INCOME BY REPORTABLE SEGMENT

(dollars in thousands)

	Office (1)				Hotel & Residential
	For the three months ended				For the three months ended
	31-Mar-16	31-Mar-15	$ Change	% Change	31-Mar-16	31-Mar-15	$ Change	% Change
Rental Revenue	$631,164	$582,658			$12,806	$12,709
Less: Termination Income	51,306	14,924			—	—

Rental revenue - subtotal	579,858	567,734	$12,124	2.1%	12,806	12,709	$97	0.8%
Operating expenses and real estate taxes	213,647	211,965	1,682	0.8%	9,234	9,102	132	1.5%

Net Operating Income (2)	$366,211	$355,769	$10,442	2.9%	$3,572	$3,607	$(35)	(1.0)%

Rental revenue - subtotal	$579,858	$567,734			$12,806	$12,709
Less:
Straight-line rent and fair value lease revenue	16,099	35,480	(19,381)	(54.6)%	19	24	(5)	(20.8)%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	423	4,532	(4,109)	(90.7)%	—	—	—	—

Rental revenue - cash basis	564,182	536,786	27,396	5.1%	12,787	12,685	102	0.8%
Less:
Operating expenses and real estate taxes	213,647	211,965	1,682	0.8%	9,234	9,102	132	1.5%
Add:
Straight-line ground rent expense (4)	987	1,117	(130)	(11.6)%	—	—	—	—

Net Operating Income (5) - cash basis	$351,522	$325,938	$25,584	7.8%	$3,553	$3,583	$(30)	(0.8)%

	Consolidated Total (1)				Unconsolidated Joint Ventures (BXP’s Share)
	For the three months ended				For the three months ended
	31-Mar-16	31-Mar-15	$ Change	% Change	31-Mar-16	31-Mar-15	$ Change	% Change
Rental Revenue	$643,970	$595,367			$17,814	$24,563
Less: Termination Income	51,306	14,924			(9)	—

Rental revenue - subtotal	592,664	580,443	$12,221	2.1%	17,823	24,563	$(6,740)	(27.4)%
Operating expenses and real estate taxes	222,881	221,067	1,814	0.8%	7,985	9,979	(1,994)	(20.0)%

Net Operating Income (2)	$369,783	$359,376	$10,407	2.9%	$9,838	$14,584	$(4,746)	(32.5)%

Rental revenue - subtotal	$592,664	$580,443			$17,823	$24,563
Less:
Straight-line rent and fair value lease revenue	16,118	35,504	(19,386)	(54.6)%	1,042	1,570	(528)	33.6%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	423	4,532	(4,109)	(90.7)%	—	1,920	(1,920)	(100.0)%

Rental revenue - cash basis	576,969	549,471	27,498	5.0%	16,781	24,913	(8,132)	(32.6)%
Less:
Operating expenses and real estate taxes	222,881	221,067	1,814	0.8%	7,985	9,979	(1,994)	(20.0)%
Add:
Straight-line ground rent expense (4)	987	1,117	(130)	(11.6)%	—	—	—	—

Net Operating Income (5) - cash basis	$355,075	$329,521	$25,554	7.8%	$8,796	$14,934	$(6,138)	(41.1)%

	Combined				Adjusted Combined Total (BXP’s Share) (6)
	For the three months ended				For the three months ended
	31-Mar-16	31-Mar-15	$ Change	% Change	31-Mar-16	31-Mar-15	$ Change	% Change
Rental Revenue	$661,784	$619,930			$588,117	$544,787
Less: Termination Income	51,297	14,924			49,445	14,125

Rental revenue - subtotal	610,487	605,006	$5,481	0.9%	538,672	530,662	$8,010	1.5%
Operating expenses and real estate taxes	230,866	231,046	(180)	(0.1)%	205,243	206,298	(1,055)	(0.5)%

Net Operating Income (2)	$379,621	$373,960	$5,661	1.5%	$333,429	$324,364	$9,065	2.8%

Rental revenue - subtotal	$610,487	$605,006			$538,672	$530,662
Less:
Straight-line rent and fair value lease revenue	17,160	37,074	(19,914)	(53.7)%	12,654	30,274	(17,620)	(58.2)%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	423	6,452	(6,029)	(93.4)%	406	5,929	(5,523)	(93.2)%

Rental revenue - cash basis	593,750	574,384	19,366	3.4%	526,424	506,317	20,107	4.0%
Less:
Operating expenses and real estate taxes	230,866	231,046	(180)	(0.1)%	205,243	206,298	(1,055)	(0.5)%
Add:
Straight-line ground rent expense (4)	987	1,117	(130)	(11.6)%	987	1,117	(130)	(11.6)%

Net Operating Income (5) - cash basis	$363,871	$344,455	$19,416	5.6%	$322,168	$301,136	$21,032	7.0%

(1)	Includes 100% share of consolidated joint ventures. Same Property consolidated joint venture properties includes Fountain Square in Reston, VA, of which the Company acquired the remaining 50% interest on September 15, 2015, 767 Fifth Avenue (The GM Building), 601 Lexington Avenue and Times Square Tower in New York City and 100 Federal Street and Atlantic Wharf Office Building in Boston, MA.
(2)	For a quantitative reconciliation of net operating income (NOI) to net income attributable to Boston Properties, Inc. common shareholders, see page 40. For disclosures relating to our use of NOI see page 48.
(3)	Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12. For additional information related to second generation transaction costs, see page 42.
(4)	For additional information, see page 12.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 40. For disclosures relating to our use of NOI, see page 48.
(6)	Each line item represents Combined NOI, which is Consolidated NOI plus our share of unconsolidated joint ventures’ NOI, less our partners’ share of NOI from consolidated joint ventures. See page 20. On September 15, 2015, the Company acquired its partner’s 50% interest in the entity that owns Fountain Square. As a result, the partner’s share of NOI for the three months ended March 31, 2015 is included in Partners’ share of consolidated joint ventures Net Operating Income from non Same Properties.

Boston Properties, Inc.

First Quarter 2016

LEASING ACTIVITY

for the three months ended March 31, 2016

All In-Service Properties

Total
Vacant space available @ 1/1/2016 (sf)	3,530,913
Property dispositions/ properties taken out of service (sf)	—
Properties acquired vacant space (sf)	—
Properties placed in-service (sf)	12,875
Leases expiring or terminated 1/1/2016-3/31/2016 (sf)	1,594,867

Total space available for lease (sf)	5,138,655

1st generation leases (sf)	73,108
2nd generation leases with new tenants (sf)	793,090
2nd generation lease renewals (sf)	583,473

Total space leased (sf)	1,449,671

Vacant space available for lease @ 3/31/2016 (sf)	3,688,984

Net (increase)/decrease in available space (sf)	(158,071)
Second generation leasing information: (2)
Leases commencing during the period (sf)	1,376,563
Weighted average lease term (months)	93
Weighted average free rent period (days)	73
Total transaction costs per square foot (3)	$48.87
Increase (decrease) in gross rents (4)	16.39%
Increase (decrease) in net rents (5)	26.06%

			Incr (decr)	Incr (decr)
	All leases	All leases	in 2nd gen.	in 2nd gen.	Total	Total square feet of leases
	1st Generation (sf)	2nd Generation (sf)	gross cash rents (4)	net cash rents (5)	Leased (sf) (6)	executed in the quarter (7)
Boston	364	551,334	13.78%	21.77%	551,698	672,096
New York	35,812	267,685	14.61%	26.01%	303,497	190,890
San Francisco	13,299	187,524	57.87%	101.67%	200,823	395,688
Washington, DC	23,633	370,020	2.78%	3.69%	393,653	272,748

Total / Weighted Average	73,108	1,376,563	16.39%	26.06%	1,449,671	1,531,422

(1)	Total vacant square feet of properties placed in service in Q1 2016 consist of 12,875 square feet at 601 Massachusetts Avenue.
(2)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,376,563 square feet of second generation leases that commenced in Q1 2016, leases for 1,242,079 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,189,205 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,189,205 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(6)	Represents leases for which rental revenue recognition has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 140,243.

Boston Properties, Inc.

First Quarter 2016

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS and LEASING COMMISSIONS

(dollars in thousands, except PSF amounts)

Historical Capital Expenditures

	Q1 2016	2015	2014	2013
Recurring capital expenditures	$21,585	$52,471	$42,610	$51,026
Planned non-recurring capital expenditures associated with acquisition properties	87	6,069	13,087	20,506
Repositioning capital expenditures (1)	13,015	9,820	—	—
Hotel improvements, equipment upgrades and replacements	360	2,430	2,894	2,070

	$35,047	$70,790	$58,591	$73,602

2nd Generation Tenant Improvements and Leasing Commissions

	Q1 2016	2015	2014	2013
Square feet	1,376,563	5,204,123	3,936,046	3,610,088

Tenant improvements and lease commissions PSF	$48.87	$45.40	$29.60	$36.99

(1)	Includes non-recurring capital expenditures related to the repositioning activities designed to enhance revenue potential at 1330 Connecticut Avenue and Metropolitan Square in Washington, DC, Prudential Center Retail Expansion in Boston, MA, and 399 Park Avenue in New York City.

Boston Properties, Inc.

First Quarter 2016

ACQUISITIONS/DISPOSITIONS

as of March 31, 2016

ACQUISITIONS

For the period from January 1, 2016 through March 31, 2016

Anticipated
			Initial	Future	Total	Percentage
Property	Date Acquired	Square Feet	Investment	Investment	Investment	Leased
Not Applicable

Total Acquisitions		—	$—	$—	$—	—

DISPOSITIONS

For the period from January 1, 2016 through March 31, 2016

			Gross	Net Cash
Property	Date Disposed	Square Feet	Sales Price	Proceeds	Book Gain
415 Main Street	February 1, 2016	231,028	$105,360,000	$104,868,000	$60,803,000

Total Dispositions		231,028	$105,360,000	$104,868,000	$60,803,000	(1)

(1)	Excludes approximately $6,820,000 of gain on sale of real estate recognized during the three months ended March 31, 2016 related to a previously deferred gain amount from a 2014 sale of real estate.

Boston Properties, Inc.

First Quarter 2016

VALUE CREATION PIPELINE—CONSTRUCTION IN PROGRESS (1)

as of March 31, 2016

		Estimated					Estimated	Total	Amount	Estimated			Percentage
Construction	Initial	Stabilization		# of		Investment	Total	Construction	Drawn at	Future Equity	Percentage		Placed
Properties	Occupancy	Date	Location	Buildings	Square feet	to Date (2)	Investment (2)	Loan (2)	3/31/2016 (2)	Requirement (2)	Leased (3)		in Service (4)
Office and Retail
804 Carnegie Center	Q2 2016	Q2 2016	Princeton, NJ	1	130,000	$44,643,570	$47,000,000	$—	$—	$2,356,430	100%		—
1265 Main Street (50% Ownership)	Q4 2016	Q4 2016	Waltham, MA	1	115,000	16,955,213	26,090,000			9,134,787	100%		—
Prudential Center Retail Expansion	Q1 2016	Q1 2017	Boston, MA	—	15,000	9,252,318	10,760,000	—	—	1,507,682	100%		12%
601 Massachusetts Avenue	Q3 2015	Q1 2017	Washington, DC	1	478,000	301,453,738	339,760,000	—	—	38,306,262	90%		84%
10 CityPoint	Q3 2016	Q2 2017	Waltham, MA	1	245,000	78,045,806	100,400,000	—	—	22,354,194	96%		7%
888 Boylston Street	Q3 2016	Q4 2017	Boston, MA	1	425,000	187,126,931	271,500,000	—	—	84,373,069	69%		—
Salesforce Tower (95% ownership)	Q2 2017	Q1 2019	San Francisco, CA	1	1,400,000	488,457,540	1,073,500,000	—	—	585,042,460	59%		—
The Hub on Causeway (50% ownership)	Q4 2018	Q4 2019	Boston, MA	1	385,000	13,961,018	141,870,000	—	—	127,908,982	33%		—
Dock72 (50% ownership)	Q2 2018	Q1 2020	Brooklyn, NY	1	670,000	14,583,565	204,900,000	—	—	190,316,435	33%		—

Total Office Properties under Construction				8	3,863,000	$1,154,479,699	$2,215,780,000	$—	$—	$1,061,300,301	62%		23%

Residential
Cambridge Residential / 88 Ames (274 units)	Q1 2018	Q1 2019	Cambridge, MA	1	164,000	$12,117,034	$140,170,000	$—	$—	$128,052,966	N/A		—
Reston Signature Site (508 units)	Q4 2017	Q2 2020	Reston, VA	1	490,000	32,584,854	217,232,000	—	—	184,647,146	N/A		—
Reston Signature Site - Retail				—	24,600	—	—	—	—	—	81%		—

Total Residential Properties under Construction				2	678,600	$44,701,888	$357,402,000	$—	$—	$312,700,112	59	%(5)	—

Redevelopment Properties
Reservoir Place North	Q1 2017	Q3 2017	Waltham, MA	1	73,000	$13,410,725	$24,510,000	$—	$—	$11,099,275	—		—

Total Redevelopment Properties under Construction				1	73,000	$13,410,725	$24,510,000	$—	$—	$11,099,275	—		—

Total Properties Under Construction and Redevelopment				11	4,614,600	$1,212,592,312	$2,597,692,000	$—	$—	$1,385,099,688	61	%(5)	21%

PROJECTS FULLY PLACED IN-SERVICE DURING 2016

	Initial	Estimated					Estimated	Total	Amount	Estimated
	In-Service	Stabilization		# of		Investment	Total	Construction	Drawn at	Future Equity	Percentage
	Date	Date	Location	Buildings	Square feet	to Date (2)	Investment (2)	Loan (2)	3/31/2016 (2)	Requirement (2)	Leased (3)
N/A

Total Projects placed In-Service				—	—	$—	$—	$—	$—	$—	—

IN-SERVICE PROPERTIES HELD FOR REDEVELOPMENT

						Encumbered	Central Business
		# of	Existing		Annualized Revenue	with secured	District (CBD) or	Incremental Future
	Sub Market	Buildings	Square Feet	Leased %	Per Leased SF (6)	debt (Y/N)	Suburban (S)	Square Footage (7)
North First Business Park	San Jose, CA	5	190,636	100.0%	$17.31	N	S	1,359,364

Total Properties held for Redevelopment		5	190,636	100.0%	$17.31			1,359,364

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes income (loss) and interest carry.
(3)	Represents percentage leased as of April 22, 2016, including leases with future commencement dates and excluding residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Includes approximately 9,000 square feet of retail space from Cambridge Residential / 88 Ames residential development which is 0% leased.
(6)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(7)	Incremental Future Square Footage is included in Approximate Developable Square Feet of Value Creation Pipeline—Owned Land Parcels on page 46.

Boston Properties, Inc.

First Quarter 2016

VALUE CREATION PIPELINE

as of March 31, 2016

Owned Land Parcels

		Approximate
		Developable
Location	Acreage	Square Feet
San Jose, CA (1)	28.0	2,199,000
Reston, VA	33.8	1,160,000
Waltham, MA	11.3	805,000
Springfield, VA	17.8	800,000
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Gaithersburg, MD	12.5	240,000
Washington, DC (50% ownership)	1.3	520,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000

	319.4	8,053,000

Land Purchase Options

		Approximate
		Developable
Location	Acreage	Square Feet
Princeton, NJ	134.1	1,650,000
Boston, MA (50% ownership)	—	1,415,000
Cambridge, MA (2)	—	940,000
Brooklyn, NY (50% ownership)	1.3	600,000
San Francisco, CA	2.3	TBD

	137.7	4,605,000

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 45.
(2)	Includes access to purchase 540,000 square feet of development rights for office and 400,000 square feet of residential rights.

Boston Properties, Inc.

First Quarter 2016

DEFINITIONS

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on our balance sheet, impairment losses on our investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate-related depreciation and amortization, and our share of income (loss) from unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure, but we believe the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing our operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as a substitute to net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP). FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to more comprehensively understand our operating performance, FFO should be considered along with our reported net income attributable to Boston Properties, Inc. and our cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses from early extinguishments of debt, stock-based compensation, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, fair value interest adjustment and fair value lease revenue, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences); and non-cash termination income adjustment (fair value lease amounts). Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) 2012 OPP Units that were issued in the form of LTIP Units and earned as of February 6, 2015 and (5) 2013 MYLTIP Units that were issued in the form of LTIP Units and earned as of February 4, 2016 plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit (all of which had been redeemed as of June 25, 2015) plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total consolidated market capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned, and therefore 2014, 2015 and 2016 MYLTIP Units are not included. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Adjusted Debt to Total Adjusted Market Capitalization Ratio

Total adjusted debt to total adjusted market capitalization ratio, defined as total adjusted debt (which equals our total consolidated debt, plus our share of unconsolidated joint venture debt, minus our joint venture partners’ share of consolidated debt) as a percentage of the market value of our outstanding equity securities plus our total adjusted debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total adjusted market capitalization is the sum of (A) our total adjusted debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units and (4) 2012 OPP Units that were issued in the form of LTIP Units and earned as of February 6, 2015, (5) 2013 MYLTIP Units that were issued in the form of LTIP Units and earned as of February 4, 2016 plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total adjusted market capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned.

We present this ratio because, following the consolidation of 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building)) effective June 1, 2013, our consolidated debt increased significantly compared to prior periods even though our economic interest in 767 Venture, LLC remained substantially unchanged at 60%. Similarly, after selling an interest in 601 Lexington Avenue, our economic interest in the property decreased to 55% even though we continue to consolidate the related mortgage indebtedness. Accordingly, we believe the presentation of total adjusted debt may provide investors with a more complete picture of our share of consolidated and unconsolidated debt. In addition, in light of the difference between our total consolidated debt and our total adjusted debt, we believe that also presenting our total adjusted debt to total adjusted market capitalization may provide investors with a more complete picture of our leverage in relation to the overall size of our company. Investors should understand that our total adjusted debt to total adjusted market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total adjusted debt to total adjusted market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

First Quarter 2016

DEFINITIONS

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus preferred dividends, net income attributable to noncontrolling interests, plus corporate general and administrative expense, transaction costs, depreciation and amortization and interest expense, less development and management services income, income from unconsolidated joint ventures, interest and other income and gains from investments in securities. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Adjusted Combined Net Operating Income (NOI)

Adjusted Combined NOI is a non-GAAP financial measure equal to Combined NOI less our partners’ share, based on ownership interest, of net operating income from consolidated joint ventures. In some cases we also present Adjusted Combined NOI on a cash basis, which is Adjusted Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. In addition to Consolidated NOI and Combined NOI, we use Adjusted Combined NOI internally as a performance measure and believe Adjusted Combined NOI provides useful information to investors regarding our financial condition and results of operations because it does not include our partners’ share of consolidated joint ventures, which have become significant. Therefore, we believe Adjusted Combined NOI is a useful measure for evaluating the operating performance of our share of all of our real estate assets, including those held by our consolidated and unconsolidated joint ventures. Our management also uses Adjusted Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Adjusted Combined NOI is useful to investors as a performance measure because, when compared across periods, Adjusted Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Adjusted Combined NOI presented by us may not be comparable to Adjusted Combined NOI reported by other REITs that define Adjusted Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Adjusted Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Adjusted Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service for GAAP. Under GAAP a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures. In-service Office properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 22-24 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures and 100% of consolidated joint ventures.

Boston Properties, Inc.

First Quarter 2016

DEFINITIONS

Annualized Revenue

Annualized Revenue is defined as rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Future Annualized Revenue

Future Annualized Revenue is defined as rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Average Physical Occupancy

Average Physical Occupancy is defined as the average number of occupied units divided by the total number of units, expressed as a percentage.